UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08649

EII Realty Securities Trust

(Exact name of registrant as specified in charter)

640 Fifth Avenue, 8th Floor
New York, NY 10019

(Address of principal executive offices) (Zip code)

Richard J. Adler
640 Fifth Avenue, 8th Floor
New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-735-9500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

JUNE 30, 2015

ANNUAL REPORT

888-323-8912

E.I.I. REALTY SECURITIES TRUST

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus and/or statement of additional information (SAI) contain more complete information such as investment objectives, charges, expenses, risk considerations, and describes in detail each of the Fund’s investment policies. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Rd., Berwyn, PA 19312.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by a Fund in the future. There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in a Fund. Please see the prospectus for more complete information on investment risks.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

June 30, 2015

(unaudited)

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six-month period (the period) ended June 30, 2015, the E.I.I. Realty Securities Fund declined 6.3% on a per share basis verses a decline of 5.7% for the FTSE NAREIT Equity REITs Index (the Index). For the fiscal year ending June 30 the Fund rose 3.3% compared to the Index gain of 4.3%.

During the period the financial markets have been dominated by news concerning Greece and China internationally, and ongoing focus on the Federal Reserve monetary tightening prospects domestically. Through the haze of geopolitical turmoil and hints of a global slowdown, we do see some encouraging signs that the global economy is pushing forward. However, this is happening at a less inspiring pace than investors had perhaps hoped. Purchasing managers’ indices (PMI’s) for almost half of the 29 major economies tracked were below 50 at the end of the first quarter of 2015. But by the end of the period less than a third are below that level. In particular, PMI’s are now above 50 – the level that suggests economic expansion – in the US, the UK, Eurozone, Japan and China. The European Central Bank has eased credit standards to offset the challenges of the Greek financial crisis and possible exit from the Eurozone, and has succeeded in generating growth in bank loans and money supply. US retail sales for June were admittedly weak, the Atlanta Fed’s Wage Growth Tracker – which tracks wage growth for only workers that have not changed jobs – accelerated over the last year, suggesting that wage inflation is picking up nicely; an outcome that should be supportive of retail sales moving forward. Encouragingly, the country specific indices of the Citi Inflation Surprise Index (a measure of whether inflation-related data points are either over- or under-shooting expectations) are positive in these economies as well. This serves as both an indication that deflationary trends are bottoming out and that recent increases in bond yields may not be just technical increases but will be, moving forward, partially attributable to a dose of that “good inflation” that accompanies economic acceleration.

The noted rise in bond yields was somewhat of a surprise. Despite very easy monetary policy in Europe, Japan and China, the end of the second quarter saw 10-year sovereign bond yields surpassing year-end 2014 levels in the US, the UK, Europe, Japan, Singapore and Australia. Only China and Hong Kong bucked that trend. Unfortunately, as these increases were not matched by rising inflation expectations over the quarter, the consequent move up in real rates undermined the performance of most publicly-traded assets. Indeed, over the period, US equities and Global equities rose modestly with the S&P500 Total Return +1.2% and +3% MSCI World Total Return, USD, while Global REITs underperformed at -2.8% (in USD terms). The slump in Global REIT performance was led by the -5.3% US REIT market where investors are preparing for the Federal Reserve’s opening salvo on the rate normalization front.

What gives the most confidence as real estate investors is that nothing seems particularly wrong from a fundamentals point of view; on the contrary, property markets around the globe appear to be in reasonable health. YoY and quarter-on-quarter (QoQ) effective rent growth for higher-quality office properties remains flat to positive in primary metros in the US and foreign markets. The same story holds true for capitalization rates, as they are holding steady or still compressing across the same markets. Investor demand for global property remains supportive. Preqin recently reported that as of the second quarter, managers of closed-end private equity real estate funds had amassed over $250 billion of uncalled capital, a 37% increase on levels at the end of 2014. This is the highest total for this statistic ever recorded.

Property Market Update

The outlook for the US economy remains reasonably positive. Gross domestic product (GDP) expectations for 2015 have slipped to c. 2.3%, from 3.0% earlier in the year, but the forecast is still on par with economic growth generated in recent years. More importantly for REITs, the employment outlook remains steady and has improved on the margin as the year has progressed. Falling oil prices, which were a concern early in 2015, appear to have recovered to a degree and stabilized above $50. Rising interest rates were the most significant headwind as the 10-year treasury yield ended the period at levels not witnessed since last fall. This indicates that the economic outlook has improved, which is a positive for leasing demand, but there is the potential for higher interest rates to result in increased capitalization rates (lower asset valuations). However, there is no evidence that capitalization rates (cap rates) have risen and private demand for real estate remains robust.

Fundamentals are steady across the core property types as a relatively firm US macro outlook portends consistent tenant demand. Overall, supply remains manageable at 1.1% of stock across the commercial real estate industry, according to McGraw-Hill Construction. This is below the 1.7% long-term average. Sectors that are facing rising or above-average supply – such as apartments, industrial,

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E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2015

(unaudited)

hotels, and senior housing – are frequently achieving better-than-anticipated absorption. Occupancies, regardless of property type, are largely above trend – this provides a cushion from oncoming supply. There is evidence that rental rate growth is improving across the industry and offsetting the limited occupancy upside. Markets that warrant monitoring include those where weakening demand could coincide with increased supply. Houston has performed admirably to this point given the decline in oil prices, but fundamentals could worsen before they improve as job forecasts have declined while supply across many property types remains elevated. Additionally, there is anecdotal evidence that Miami visitation has softened, which could impact hotel and retail demand, due to the strong dollar. Market participants are unlikely to gain better visibility of market fundamentals until the second half of the year.

In Depth: US Property Sector

Malls: Mall REITs reported heightened store closings in late 2014 and early 2015 driven by tenant bankruptcies and a stronger level of tenant churn. In particular, fast fashion concepts have put pressure on the traditional in-line mall retailers. Given the higher level of tenant churn this year, we estimate that same center net operating income (NOI) could be shaved by 50-100 basis points (bps). With a mid-4% sector comparison growth rate posted for full year 2014, the comparison for 2015 appears to be tracking in the 3.5-4.0% range. Although this rate is slowing, we believe it remains a healthy rate of organic growth. The good news is that demand for space from retailers is still robust, which should generate stronger performance in the second half of the year. We have seen a dearth of transaction activity so far in 2015. This is especially noticeable with companies that are engaged in selling lower quality assets, such as CBL& Associates Properties, Inc., whose asset sales program has stalled. While we suspect that cap rates for the lower quality assets have widened out, for the higher quality assets, cap rates remain very firm.

Healthcare: The operational outlook for two of the healthcare REITs’ three main property types (skilled nursing, senior living, medical office buildings) appears stable to improving. This is supported by a stable government reimbursement trend for nursing home portfolios, and stable to improved occupancy for medical office portfolios. The Supreme Court’s decision not to change the Affordable Care Act drove the incremental demand for space in medical office buildings from doctor’s groups, which now has the potential to accelerate. For senior housing, we are seeing a softer picture this year after the particularly severe flu season impacted portfolio occupancy. For instance, Health Care REIT, Inc. reported senior housing same center NOI of 3.4% in the first quarter of 2015; this is at the low end of a more sustainable growth rate of 3-5%. The decline in healthcare REIT stock prices has been notable in the period, and increases the cost of equity capital to fund investments. Since the sector relies heavily on spread investment to generate earnings growth, earnings estimates are at risk and could be revised lower, particularly since investment yields have not increased in tandem with the rising cost of capital. As a result, we may see a lower level of investment activity this year than expected.

Lodging: Lodging fundamentals remain solid, and demand continues to outpace supply. Transient demand has been steady, but the group may have more upside at this point in the cycle. Occupancy is still rising despite already exceeding prior peak levels. The contribution of average daily rates (ADRs) to revenue per available room (RevPAR) growth is strengthening, which is a positive for margins. Nationally, RevPAR rose approximately 6% in the second quarter, according to SmithTravelResesarch. This is down marginally from the first quarter’s c. 7%. We don’t view this as a cause for concern, but comparisons will grow more difficult during the second half of 2015. The consensus view on 2015 RevPAR growth started the year at c. 7%, but has probably declined on the margin due to increased concern about international travel. With the exception of Boston, east coast markets are still anticipated to underperform their west coast peers. A silver lining for the region is that sentiment towards D.C. is improving after several years of lagging performance. In terms of the hotel investment market, activity remains strong – brokers are still forecasting 10-15% volume growth in 2015. There is no evidence that cap rates have climbed.

Self storage: Storage fundamentals remain favorable, and continue to surprise to the upside. Demand has been strong. Supply activity is accelerating, but is likely to have a minimal impact in 2015. For the major operators, occupancy continues to exceed expectations. Initial outlooks for 2015 reflected the view that only fairly negligible occupancy improvement was possible, but updated forecasts indicate that the metric will grow by more than 100 bps in 2015. Rate growth is also rising 4-6% for certain operators, with revenue and NOI outlooks improving by approximately 50 bps compared to initial 2015 guidance. The major operators should achieve low-6% and 7% growth for these two metrics, respectively. The storage investment market remains highly competitive, and conventional acquisitions are difficult to source. Portfolio premiums are relatively commonplace as evidenced by Extra Space Storage Inc.’s recent purchase of SmartStop Self Storage Inc. for $1.4 billion. The forward cap rate of 5.5% seems to imply at least a 50 bps premium relative to one-off transactions.

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E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2015

(unaudited)

Office: Vacancy and rent growth are trending in the right direction as national unemployment has moved down to 5.6% and overall job growth accelerates above 1.5% annually. Millennial population growth in the urban core continues to drive overall office demand closer and closer to the city center. As a result, fundamentals in urban locations are significantly outperforming suburban; a secular trend that we expect to continue. The strongest markets are driven by demand from TAMI (technology, advertising, media and information) tenants; this would include San Francisco, Los Angeles, Seattle, Austin, Boston and NewYork. In contrast, markets that are dominated by government or energy tenants – including Washington D.C. and Houston – have lagged.

Industrial: Demand for industrial continues to outpace growing supply and has, as a result, pushed vacancy rates at or below the previous cycle’s all-time lows. Market rent growth is expected to average mid-single to upper-single digits this year and next, before supply and demand come into equilibrium towards the end of 2016. This back drop has created a strong bid for both primary and secondary market industrial product, highlighted by several large portfolio trades at cap rates in the low 5% range. As the economy and consumer demand improve, so has demand for light industrial – this has lagged larger bulk demand, which was mostly driven by large corporate users. We expect rent and NOI growth to be greatest in this product type, especially in coastal/in-fill locations over the next several years.

Shopping centers: Despite a disappointing retail sales environment, fundamentals in the shopping center sector are as strong as most industry experts have ever seen. This is driven by little to no supply growth, strengthening demand from retailers, and more focused demand from retailers on existing/established/in-fill retail nodes. Although current rents justify the development of new supply, the demand from anchor tenants, which is necessary to starting a new project, simply isn’t there. As a result, market participants don’t see any meaningful increase in supply for the foreseeable future. Against this backdrop, we expect shopping center companies with large re-development opportunities, through densification of existing assets in in-fill locations, to benefit the most.

US Regional Themes

We continue to favor the residential sector and added to our sector overweight during the period. Fundamentals remain strong despite above trend supply growth that is unlikely to wane until 2016. This is evidenced by declines in turnover and occupancies that are trending higher. Furthermore, effective rental rate growth reached its highest level since 2011 in the second quarter, according to Axiometrics. Job growth, particularly for 20-34 year olds, is supporting demand. A declining home ownership rate is another tailwind for the sector. Finally, mergers and acquisitions (M&A) activity remains positive for the sector as Associated Estate Realty Corp. and Home Properties, Inc. have reached agreements to be purchased in 2015. We funded a portion of this investment with proceeds from the office sector. Fundamentals remain solid, and there is evidence that the recovery is growing more broad-based, but valuations appeared relatively full, especially in the pharmaceutical research (lab) space sub-sector and, to a lesser extent, for central business district (CBD) focused companies.

Market Outlook

The longer-term performance of most asset classes, including real estate and real estate securities, largely depends on whether the ongoing stimulative monetary policy translates into actual economic improvement. For this reason, we believe that the next inflection point in global markets will revolve around a more convincing acceleration in economic growth in the Eurozone, Japan, and key emerging markets – to round out the cyclical recoveries of the US and UK. Despite the geopolitical turmoil that we have talked about, we believe the underlying trend for economic growth is positive. The current market volatility is a sign that we are progressing towards a new phase in global economic expansion, not towards a breaking point. Rising rates, if accompanied by economic growth and inflation, need not be disruptive to real estate performance. In fact, over time, property is capable of generating acceptable returns in a variety of economic scenarios, supported by its combination of stable or “bond-like” income and “equity-like” upside, underpinned by property level cash flow that can accelerate when economic growth and fundamentals are healthy. This ability to “grow its coupon” sets property apart from bonds and gives it the potential to outrun the negative impact of rising rates. Additionally, healthy demand for higher-yielding real estate investments, in place of bond allocations, may limit or even halt cap rate increases, further supporting property valuations.

In the US the economic outlook indicates that tenant demand should remain steady for the foreseeable future. With supply still largely in check, REITs could remain in the mature phase of the cycle, achieving trend, or above-trend growth, for an extended period. Valuations are attractive with core REIT sectors trading at approximately double-digit discounts to net asset value (NAV)

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E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2015

(unaudited)

and at their YTD lows. If the disconnect between public and private valuations continues, the odds of an increase in M&A activity will likely rise, in our view. The chief short-term risk to REITs continues to be higher interest rates. Barring a macro meltdown – such as the situations in Greece or China – it seems increasingly likely that the Fed’s initial rate hike will occur in September, and REITs could remain soft or range bound until more clarity is available. We’re more likely buyers on, or before, a rate increase as we believe it could lift the current overhang that is weighing on the group and narrow the current valuation discount.

We thank you for the confidence you have placed in us.

Sincerely,

Richard J. Adler

President

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E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund - Institutional Shares

June 30, 2015

(unaudited)

	Returns for the Year Ended June 30, 2015
	Average Annual Total Return
	One	Five	Ten	Since
	Year	Years	Years	Inception*
E.I.I. Realty Securities Fund Institutional Shares	3.26%	14.83%	7.51%	9.71%
FTSE NAREIT Equity REITs Index(1)	4.33%	14.28%	7.01%	9.63%

*	Inception date was June 11, 1998.
(1)	For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 1.27% and 0.80% respectively as stated in the current prospectus for the Institutional Shares. The Fund’s investment adviser (“Adviser”) has voluntarily agreed to cap certain expenses to limit the total expense ratio to 0.80%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2015. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Institutional Shares reflects expenses for the Fund’s fiscal year ending June 30, 2014, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

For the period July 1, 2014 through July 21, 2014, the Fund applied a 1.50% fee to the value of shares redeemed within 90 days of purchase. Effective July 22, 2014 the Fund has eliminated the redemption fee.

The Performance for the Investor Shares has not been included as it does not have six months of performance to show and it will be provided in the report for the next period.

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E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

June 30, 2015

(unaudited)

To Our Shareholders in the E.I.I. International Property Fund:

For the six-month period (the period) ended June 30, 2015 the E.I.I. International Property Fund rose 4.1% on a per share basis compared to 1.1% for the FTSE EPRA/NAREIT Developed ex-US Index (the Index). For the fiscal year ended June 30 the Fund declined 3.9% versus a decline of 2.9% for the Index.

From Greece to China, geopolitical turmoil dominated headlines over the period. The Greek drama played out oh-so-slowly in Europe, and China suffered a similarly slow motion economic retrograde movement belied, however, by its turbo-charged stock market. Meanwhile, Ukraine and the Middle East appear to be sitting in the bullpen, ready to carry the ball when, and if, the Greece and China issues are resolved. Yet, through the haze of geopolitical turmoil and hints of a global slowdown, we do see some encouraging signs that the global economy is pushing forward. However, this is happening at a less inspiring pace than investors had perhaps hoped. Purchasing managers’ indices (PMI’s) for almost half of the 29 major economies tracked were below 50 at the end of the first quarter of 2015. But today, less than a third are below that level. In particular, PMI’s are now above 50 – the level that suggests economic expansion – in the US, the UK, Eurozone, Japan and China. As expected, the Eurozone is experiencing an improvement in the availability of credit. M1, a broader measure of money supply, is up 11.2% year-on-year (YoY) as of May after bottoming out at only 1.2% in mid-2011. Per the European Central Bank (ECB)’s second quarter 2015 Bank Lending Survey, not only did banks ease credit standards over the quarter, but demand picked up for corporate, housing and consumer loans. In the US the Atlanta Fed’s Wage Growth Tracker accelerated over the last year, suggesting that wage inflation is picking up nicely; an outcome that should be supportive of retail sales moving forward. Encouragingly, the country specific indices of the Citi Inflation Surprise Index (a measure of whether inflation-related data points are either over- or under-shooting expectations) are positive in these economies as well. This serves as both an indication that deflationary trends are bottoming out and that recent increases in bond yields may not be just technical increases but will be, moving forward, partially attributable to a dose of that “good inflation” that accompanies economic acceleration.

The noted rise in bond yields was somewhat of a surprise. Despite very easy monetary policy in Europe, Japan and China, the end of the second quarter saw 10-year sovereign bond yields surpassing year-end 2014 levels in the US, the UK, Europe, Japan, Singapore and Australia. Only China and Hong Kong bucked that trend. Unfortunately, as these increases were not matched by rising inflation expectations over the quarter, the consequent move up in real rates undermined the performance of most publicly-traded assets. Indeed, over the period, US equities and Global equities rose modestly with the S&P500 Total Return +1.2% and +3% MSCI World Total Return, USD. International REITs performed almost in line with global equity markets up 1.1% while Global REITs underperformed at -2.8% (in USD terms). The slump in Global REIT performance was led by the -5.3% US REIT market where investors are preparing for the Federal Reserve’s opening salvo on the rate normalization front; markets outside the US, notably Asia, did better.

What gives the most confidence, as real estate investors is that nothing seems particularly wrong from a fundamentals point of view; on the contrary, property markets around the globe appear to be in reasonable health. Outside of less than robust residential property markets in tier 2 and 3 cities in China as well as price/rent declines in Singaporean residential and just recently office sectors, our global team has not seen any sign of rising rates undermining property valuations or fundamental demand. For example, YoY and quarter-on-quarter (QoQ) effective rent growth for higher-quality office properties (called “core” in the US or “prime” in markets outside the US) remains flat to positive in primary metros in the US, UK, Eurozone, Japan, Australia, Hong Kong and Singapore, per data from CBRE as of the first quarter of 2015. The same story holds true for capitalization rates, as they are holding steady or still compressing across the same markets with the exception of Singapore. Investor demand for global property also remains supportive. CBRE’s Global Investor Intentions Survey for 2015 found that 53% of real estate investors surveyed intended to buy more property, and those investors expected a 10-15% increase in capital flows to the asset class. As one indication of the scale of that demand, Preqin recently reported that as of the second quarter, managers of closed-end private equity real estate funds had amassed over $250 billion of uncalled capital, a 37% increase on levels at the end of 2014. This is the highest total for this statistic ever recorded.

Europe/UK

UK: First quarter gross domestic product (GDP) growth was strong at 2.9% YoY and, although forecasted to be lower at 2.5% for 2015, the level is relatively healthy. In addition, continuing declines in unemployment are expected. The combination of lower inflation and rising wages is expected to provide higher disposable income which, coupled with improving economic sentiment, should further strengthen the outlook. The major event in the period was the general election in May. The surprise majority win by the Conservatives

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E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2015

(unaudited)

was generally welcomed given their debt reduction and pro-business stance. However, this is offset by their intention to hold a referendum on EU inclusion, tabled to take place in 2017. The fundamentals for London office remained strong, with falling vacancy and strong tenant demand putting further upwards pressure on rents. Investor appetite for real estate continues with further yield compression for both prime and secondary assets as investors move up the risk curve due to improving occupier fundamentals. The spread versus bond yields remains compelling, despite 10-year government bonds having risen c. 50 bps in the quarter to c. 2.0%. The focus of the market will now shift to when the Bank of England will increase rates; either way, we expect the tightening cycle to roll out gradually.

Continental Europe: The Greek situation continues to cast a shadow over the outlook for the Eurozone, both politically and financially. Although the situation remains fragile, the region’s economy is much healthier than in 2011-12 when such risks were perhaps even more threatening. Economic conditions have improved at a varying pace across European countries, and this has been evident in an uptick in GDP expectations. Meanwhile the ECB has pledged to stimulate the economy with very easy monetary policy, which should keep bond yields lower for longer. Although inflation has ticked up in recent months, it has remained at 0.2% over the past year. For listed real estate, the second quarter saw a reversal of the first quarter’s rally, supporting our expectation that volatility will remain at heightened levels. However, conditions for real estate investment are compelling, evidenced by growing transaction volumes at declining yields (which equates to higher values). Rental growth continues to be patchy, and this will take time to broaden out. As a result, we are generally favoring more core markets and properties. We also like the peripheral markets, such as Spain, where rental values have experienced very significant write downs and are now showing more positive dynamics. In Sweden, the combination of expected GDP growth of 2.5% for 2015 and negative interest rates is driving demand for real estate assets. The Stockholm office market, in particular, continues to be healthy with rental growth and continuing yield (i.e. capitalization rate) compression.

European/UK Regional Themes: Within the UK, we remain positive on the London office sector, given the strong underlying market conditions and the added value offered by the companies we own. We have pared back exposure to UK retail given structural headwinds in this sector, which limit the rental growth prospects, in our view. Within continental Europe, we have continued to focus on the stronger retail companies where we see a more consistent outlook, while also adding to our Spanish and German residential exposure. Our thematic preference has been for real estate that offers more resilient income and stands to benefit from inward yield movement, therefore, enhancing values. With economic fundamentals still fragile, we remain cautious of weaker occupational markets and, in particular, markets where structural changes – for example, internet retail – are re-shaping the traditional tenant demand trends.

Asia

Japan: Growth expectations continue to improve with the initial GDP print for the first quarter surprising to the upside and later revised upwards. Retail sales growth also increased to 4.9% YoY in April and 3.0% YoY in May. Moving forward, we expect the recovery in retail sales to gain further momentum, driven both by international visitors and domestic demand supported by positive growth rates for real household income. The labor market also continues to tighten, with unemployment at 3.3% and wage growth grinding upwards to reach 0.6% in May. Nonetheless, the broader picture for the economy remains mixed as industrial production continues to track below expectations at -2.2% month-on-month (MoM), and core inflation is borderline deflationary at 0.1% YoY.

The office market continues to show consistent improvement, with vacancy rates for Tokyo declining to 5.1% and rental growth accelerating to ¥17,401 per tsubo (a Japanese unit of a real measure, roughly 3.3m2 or 35.5ft2) which is +4.8% YoY. The demand for office space has been driven by local corporates looking to consolidate space while rent levels are still low, as well as by headcount expansions. Vacant space at newly completed buildings remains high, but this is largely due to managers holding off for higher rents. The results season for full year 2015 reflected the improving leasing environment, with most developers announcing earnings above expectations. Management guidance for fiscal year 2016 remained conservative but should be revised up over the year. Meanwhile, condominium sales volumes continue to disappoint, but we are hopeful for a pickup in the second half on the back of better sentiment and economic activity.

Hong Kong: The economy exhibits a moderate growth pattern as lower domestic consumption and external demand weigh on the economy. GDP forecasts for 2015 remain slightly above the 2014 rate of 2.3%. In the second quarter of 2015, retail sales continued their softness at -0.1% YoY in May, after a -2.1% YoY result in April. In addition to lower domestic consumption, lower mainland

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E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2015

(unaudited)

tourist arrivals (down 18% year to date (YTD) through May) are pressuring retail spend. Unemployment remains steady at 3.2%. In the second quarter of 2015, Hong Kong returns benefited strongly from the Shanghai-Hong Kong stock connect. However, the easing of the initial euphoria was evidenced by a sharp pullback in the Shanghai Composite in China.

The office market in Hong Kong continues to demonstrate solid growth with second quarter central grade-A rents up 5.6% QoQ, delivering a YTD increase of 7.0%. Retail rents are experiencing a declining rate of growth with second quarter overall prime retail rents up a mere 0.3% QoQ and 0.7% YTD. Primary residential sales volumes improved during the quarter, up 33% QoQ, and 26% YoY, as a number of new launches came to market in the midst of surprisingly buoyant demand. Conversely, secondary volumes decreased by 18% QoQ as demand continues to shift to the primary market with pricing remaining competitive.

China: The government reduced interest rates to 4.85% and the required reserve ratio to 18.5% in an attempt to encourage investment and shore up flagging growth rates. The government also continued to encourage the economy’s shift away from investment-led growth, reducing import tariffs to promote domestic consumption. Pricing mechanisms, however, remained unresponsive with consumer prices staying anemic at 1.4% YoY and producer prices down 4.8% YoY. Economic activity also continued a downwards slide with industrial production falling to 6.1% MoM and retail sales decelerating to 10.1% YoY.

Nonetheless, Chinese developer shares gained on the back of improved homebuyer sentiment. In fact, the launch season for new units in the second quarter saw upgrader demand return in strength as many city governments rescinded home purchase restrictions. Home prices have started to reverse their decline with national sales values already increasing 3.1% YoY and nationwide prices rising 5.2%YoY in May. While we are gaining confidence in the underlying strength of the Chinese property market, we are reluctant to incorporate too strong a recovery into our forecasts as margin pressure is still evident and unsold inventory remains an overhang.

Australia: Australia’s economy continued to post a recovery during the quarter – albeit at a disappointingly slow pace – characterized by a firming labor market, low interest rates, improving retail sales, and a still strong residential market. The Reserve Bank of Australia maintained its dovish stance throughout the quarter, cutting rates another 25bps in May while guiding market expectations that the currency was still overvalued. However, the yield curve steepened during the period, leading to the sector’s underperformance for the quarter.

The housing market in Australia continues to defy gravity as investor appetite remained robust, especially in the key east coast cities. Sydney continues to be the main driver behind the rally with prices now up 20% YoY compared to the national average of 10%. The authorities are actively trying to manage this growing bubble with the banks having recently started to tighten their credit policies in an effort to slow mortgage loan growth.

Singapore: Led by weak non-oil domestic export figures, Singapore’s economy continued to soften in the second quarter, further dampening growth expectations for the year. GDP growth is now expected to come in at the lower end of the government’s guidance of 2-4% for 2015.

The office market posted the biggest surprise during the quarter with rents falling 6-7%, according to flash broker estimates. Many had anticipated the market to remain resilient in 2015 despite 2016’s looming supply concerns. In the residential market, prices in both the private and public housing space continued their path of correction and have now fallen 7-10% from their peaks. Overall, the Singapore market remains very much unloved by investors given the lack of visible catalysts and generally weak underlying fundamentals.

Asia Regional Themes: Japan continues to be our largest overweight in the region as the cyclical upswing gains momentum. We think that the office market will be a key beneficiary of improved economic activity, and that rents have a long way to grow from a low base. With notable tightness in the labor market, we increased our exposure to the housing and retail sectors in anticipation of an improvement in real personal income and wage growth. Our positioning in Hong Kong remains focused on central grade-A office, with lower exposure to the retail segment. We believe retail rental levels have reached a peak and risk is skewed downwards. In the residential space we have turned more optimistic and believe fundamentals are improving as primary market volumes experience positive growth. In China, we tactically reduced our exposure to the residential developers, despite our view that the property market was showing signs of sequential improvement. We felt that stock prices had gotten ahead of themselves as there were still some risks that could limit the strength and sustainability of the recovery. We continue to limit our investment in Singaporean property.

8

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2015

(unaudited)

While neutralizing our country exposure to Australia, we also consolidated our positions into our preferred retail and residential real estate owners. We believe these sectors should be the biggest beneficiaries of a recovering economy.

Market Outlook

The longer-term performance of most asset classes, including real estate and real estate securities, largely depends on whether the ongoing stimulative monetary policy translates into actual economic improvement. For this reason, we believe that the next inflection point in global markets will revolve around a more convincing acceleration in economic growth in the Eurozone, Japan, and key emerging markets – to round out the cyclical recoveries of the US and UK. Despite the geopolitical turmoil that we have talked about, we believe the underlying trend for economic growth is positive. The current market volatility is a sign that we are progressing towards a new phase in global economic expansion, not towards a breaking point. Rising rates, if accompanied by economic growth and inflation, need not be disruptive to real estate performance. In fact, over time, property is capable of generating acceptable returns in a variety of economic scenarios, supported by its combination of stable or “bond-like” income and “equity-like” upside, underpinned by property level cash flow that can accelerate when economic growth and fundamentals are healthy. This ability to “grow its coupon” sets property apart from bonds and gives it the potential to outrun the negative impact of rising rates. Additionally, healthy demand for higher-yielding real estate investments, in place of bond allocations, may limit or even halt cap rate increases, further supporting property valuations.

Europe/UK: Despite the headline political risk of Grexit, the improvement in economic indicators across other Eurozone members and the strong monetary stimulus is positive for real estate in the Eurozone, while the UK and Swedish market dynamics continue to impress. We anticipate ongoing capital appreciation and NAV growth across the region, which provides a supportive backdrop. Rental growth remains more selective but, linked to improved economic conditions, more sectors and locations are benefiting from an improving direction of travel. We consider well-capitalized property companies that own properties with resilient to growing income streams as attractively positioned. These are likely to benefit from an attractive earnings spread on their cost of debt. Our preference is for those companies that are able to create value through skillful asset management. Remaining focused on business confidence and other macro sentiment indicators will be important over the remainder of the year, and we are watchful of any changes in outlook.

Asia: Despite concerns about near-term political and economic risks, regional growth prospects continue to be underpinned by expanding capital markets and growing household wealth. The property sector is central to this, and recent share price volatility among Asian property stocks belies the healthy fundamentals on the ground (as exemplified by tight supply and low interest rates). We expect these drivers to reassert themselves, and our portfolios are positioned to benefit from attractive valuations and ongoing demand for high-quality real estate.

We thank you for your support and the trust you have placed in us.

Sincerely,

Richard J. Adler

President

9

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund - Institutional Shares

June 30, 2015

(unaudited)

	Returns for the Year Ended June 30, 2015
	Average Annual Total Return
	One	Five	Ten	Since
	Year	Years	Years	Inception*
E.I.I. International Property Fund	-3.94%	9.42%	6.88%	8.77%
FTSE EPRA / NAREIT Developed ex-US Index(1)	-2.94%	10.75%	5.86%	7.86%

*	Inception date was July 1, 2004.
(1)	FTSE EPRA / NAREIT Developed ex-US Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 0.99% and 1.00% respectively as stated in the current prospectus for the Institutional Shares. The net figure includes a 0.01% recoupment of expenses previously reimbursed by the Fund’s investment adviser (“Adviser”). The Adviser has voluntarily agreed to cap certain expenses to limit the total expense ratio to 1%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2015. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Institutional Shares reflects expenses for the Fund’s fiscal year ending June 30, 2014, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

For the period July 1, 2014 through July 21, 2014, the Fund applied a 1.50% fee to the value of shares redeemed within 90 days of purchase. Effective July 22, 2014 the Fund has eliminated the redemption fee.

10

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

June 30, 2015

(unaudited)

To Our Shareholders in the E.I.I. Global Property Fund:

For the six- month period (the period) ended June 30, 2015 the E.I.I. Global Property Fund declined 1.9% on a per share basis compared to a decline of 2.8% for the FTSE EPRA/NAREIT Developed Index (the Index). For the fiscal year ending June 30 the Fund declined 1.6% versus a gain of 0.4% for the Index.

At the end of the period, the Fund was allocated by region as follows: North America 51.2% vs. the index at 54.9%, Asia 29.3% vs. 28.3%, Europe 17.6% vs. 16.7%, and cash 1.9%.

From Greece to China, geopolitical turmoil dominated headlines over the period. The Greek drama played out oh-so-slowly in Europe, and China suffered a similarly slow motion economic retrograde movement belied, however, by its turbo-charged stock market. Meanwhile, Ukraine and the Middle East appear to be sitting in the bullpen, ready to carry the ball when, and if, the Greece and China issues are resolved. Yet, through the haze of geopolitical turmoil and hints of a global slowdown, we do see some encouraging signs that the global economy is pushing forward. However, this is happening at a less inspiring pace than investors had perhaps hoped. Purchasing managers’ indices (PMI’s) for almost half of the 29 major economies tracked were below 50 at the end of the first quarter of 2015. But today, less than a third are below that level. In particular, PMI’s are now above 50 – the level that suggests economic expansion – in the US, the UK, Eurozone, Japan and China. As expected, the Eurozone is experiencing an improvement in the availability of credit. M1, a broader measure of money supply, is up 11.2% year-on-year (YoY) as of May after bottoming out at only 1.2% in mid-2011. Per the European Central Bank (ECB)’s second quarter 2015 Bank Lending Survey, not only did banks ease credit standards over the quarter, but demand picked up for corporate, housing and consumer loans. In the US the Atlanta Fed’s Wage Growth Tracker accelerated over the last year, suggesting that wage inflation is picking up nicely; an outcome that should be supportive of retail sales moving forward. Encouragingly, the country specific indices of the Citi Inflation Surprise Index (a measure of whether inflation-related data points are either over- or under-shooting expectations) are positive in these economies as well. This serves as both an indication that deflationary trends are bottoming out and that recent increases in bond yields may not be just technical increases but will be, moving forward, partially attributable to a dose of that “good inflation” that accompanies economic acceleration.

The noted rise in bond yields was somewhat of a surprise. Despite very easy monetary policy in Europe, Japan and China, the end of the second quarter saw 10-year sovereign bond yields surpassing year-end 2014 levels in the US, the UK, Europe, Japan, Singapore and Australia. Only China and Hong Kong bucked that trend. Unfortunately, as these increases were not matched by rising inflation expectations over the quarter, the consequent move up in real rates undermined the performance of most publicly-traded assets. Indeed, over the period, US equities and Global equities rose modestly with the S&P500 Total Return +1.2% and +3% MSCI World Total Return, USD, while Global REITs underperformed at -2.8% (in USD terms). The slump in Global REIT performance was led by the -5.3% US REIT market where investors are preparing for the Federal Reserve’s opening salvo on the rate normalization front.

What gives the most confidence, as real estate investors, is that nothing seems particularly wrong from a fundamentals point of view; on the contrary, property markets around the globe appear to be in reasonable health. Outside of less than robust residential property markets in tier 2 and 3 cities in China as well as price/rent declines in Singaporean residential and just recently office sectors, our global team has not seen any sign of rising rates undermining property valuations or fundamental demand. For example, YoY and quarter-on-quarter (QoQ) effective rent growth for higher-quality office properties (called “core” in the US or “prime” in markets outside the US) remains flat to positive in primary metros in the US, UK, Eurozone, Japan, Australia, Hong Kong and Singapore, per data from CBRE as of the first quarter of 2015. The same story holds true for capitalization rates, as they are holding steady or still compressing across the same markets with the exception of Singapore. Investor demand for global property also remains supportive. CBRE’s Global Investor Intentions Survey for 2015 found that 53% of real estate investors surveyed intended to buy more property, and those investors expected a 10-15% increase in capital flows to the asset class. As one indication of the scale of that demand, Preqin recently reported that as of the second quarter, managers of closed-end private equity real estate funds had amassed over $250 billion of uncalled capital, a 37% increase on levels at the end of 2014. This is the highest total for this statistic ever recorded.

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E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2015

(unaudited)

Property Market Update

The outlook for the US economy remains reasonably positive. Gross domestic product (GDP) expectations for 2015 have slipped to c. 2.3%, from 3.0% earlier in the year, but the forecast is still on par with economic growth generated in recent years. More importantly for REITs, the employment outlook remains steady and has improved on the margin as the year has progressed. Falling oil prices, which were a concern early in 2015, appear to have recovered to a degree and stabilized above $50. Rising interest rates were the most significant headwind as the 10-year treasury yield ended the period at levels not witnessed since last fall. This indicates that the economic outlook has improved, which is a positive for leasing demand, but there is the potential for higher interest rates to result in increased capitalization rates (lower asset valuations). However, there is no evidence that capitalization rates (cap rates) have risen and private demand for real estate remains robust.

Fundamentals are steady across the core property types as a relatively firm US macro outlook portends consistent tenant demand. Overall, supply remains manageable at 1.1% of stock across the commercial real estate industry, according to McGraw-Hill Construction. This is below the 1.7% long-term average. Sectors that are facing rising or above-average supply – such as apartments, industrial, hotels, and senior housing – are frequently achieving better-than-anticipated absorption. Occupancies, regardless of property type, are largely above trend – this provides a cushion from oncoming supply. There is evidence that rental rate growth is improving across the industry and offsetting the limited occupancy upside. Markets that warrant monitoring include those where weakening demand could coincide with increased supply. Houston has performed admirably to this point given the decline in oil prices, but fundamentals could worsen before they improve as job forecasts have declined while supply across many property types remains elevated. Additionally, there is anecdotal evidence that Miami visitation has softened, which could impact hotel and retail demand, due to the strong dollar. Market participants are unlikely to gain better visibility of market fundamentals until the second half of the year.

In Depth: US Property Sectors

Malls: Mall REITs reported heightened store closings in late 2014 and early 2015 driven by tenant bankruptcies and a stronger level of tenant churn. In particular, fast fashion concepts have put pressure on the traditional in-line mall retailers. Given the higher level of tenant churn this year, we estimate that same center net operating income (NOI) could be shaved by 50-100 basis points (bps). With a mid-4% sector comparison growth rate posted for full year 2014, the comparison for 2015 appears to be tracking in the 3.5-4.0% range. Although this rate is slowing, we believe it remains a healthy rate of organic growth. The good news is that demand for space from retailers is still robust, which should generate stronger performance in the second half of the year. We have seen a dearth of transaction activity so far in 2015. This is especially noticeable with companies that are engaged in selling lower quality assets, such as CBL & Associates Properties, Inc., whose asset sales program has stalled. While we suspect that cap rates for the lower quality assets have widened out, for the higher quality assets, cap rates remain very firm.

Healthcare: The operational outlook for two of the healthcare REITs’ three main property types (skilled nursing, senior living, medical office buildings) appears stable to improving. This is supported by a stable government reimbursement trend for nursing home portfolios, and stable to improved occupancy for medical office portfolios. The Supreme Court’s decision not to change the Affordable Care Act drove the incremental demand for space in medical office buildings from doctor’s groups, which now has the potential to accelerate. For senior housing, we are seeing a softer picture this year after the particularly severe flu season impacted portfolio occupancy. For instance, Health Care REIT, Inc. reported senior housing same center NOI of 3.4% in the first quarter of 2015; this is at the low end of a more sustainable growth rate of 3-5%. The decline in healthcare REIT stock prices has been notable in the period, and increases the cost of equity capital to fund investments. Since the sector relies heavily on spread investment to generate earnings growth, earnings estimates are at risk and could be revised lower, particularly since investment yields have not increased in tandem with the rising cost of capital. As a result, we may see a lower level of investment activity this year than expected.

Lodging: Lodging fundamentals remain solid, and demand continues to outpace supply. Transient demand has been steady, but the group may have more upside at this point in the cycle. Occupancy is still rising despite already exceeding prior peak levels. The contribution of average daily rates (ADRs) to revenue per available room (RevPAR) growth is strengthening, which is a positive for margins. Nationally, RevPAR rose approximately 6% in the second quarter, according to SmithTravelResesarch. This is down marginally from the first quarter’s c. 7%. We don’t view this as a cause for concern, but comparisons will grow more difficult during the second half of 2015. The consensus view on 2015 RevPAR growth started the year at c. 7%, but has probably declined on the margin due

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E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2015

(unaudited)

to increased concern about international travel. With the exception of Boston, east coast markets are still anticipated to underperform their west coast peers. A silver lining for the region is that sentiment towards D.C. is improving after several years of lagging performance. In terms of the hotel investment market, activity remains strong – brokers are still forecasting 10-15% volume growth in 2015. There is no evidence that cap rates have climbed.

Self storage: Storage fundamentals remain favorable, and continue to surprise to the upside. Demand has been strong. Supply activity is accelerating, but is likely to have a minimal impact in 2015. For the major operators, occupancy continues to exceed expectations. Initial outlooks for 2015 reflected the view that only fairly negligible occupancy improvement was possible, but updated forecasts indicate that the metric will grow by more than 100 bps in 2015. Rate growth is also rising 4-6% for certain operators, with revenue and NOI outlooks improving by approximately 50 bps compared to initial 2015 guidance. The major operators should achieve low-6% and 7% growth for these two metrics, respectively. The storage investment market remains highly competitive, and conventional acquisitions are difficult to source. Portfolio premiums are relatively commonplace as evidenced by Extra Space Storage Inc.’s recent purchase of SmartStop Self Storage Inc. for $1.4 billion. The forward cap rate of 5.5% seems to imply at least a 50 bps premium relative to one-off transactions.

Office: Vacancy and rent growth are trending in the right direction as national unemployment has moved down to 5.6% and overall job growth accelerates above 1.5% annually. Millennial population growth in the urban core continues to drive overall office demand closer and closer to the city center. As a result, fundamentals in urban locations are significantly outperforming suburban; a secular trend that we expect to continue. The strongest markets are driven by demand from TAMI (technology, advertising, media and information) tenants; this would include San Francisco, Los Angeles, Seattle, Austin, Boston and NewYork. In contrast, markets that are dominated by government or energy tenants – including Washington D.C. and Houston – have lagged.

Industrial: Demand for industrial continues to outpace growing supply and has, as a result, pushed vacancy rates at or below the previous cycle’s all-time lows. Market rent growth is expected to average mid-single to upper-single digits this year and next, before supply and demand come into equilibrium towards the end of 2016. This back drop has created a strong bid for both primary and secondary market industrial product, highlighted by several large portfolio trades at cap rates in the low 5% range. As the economy and consumer demand improve, so has demand for light industrial – this has lagged larger bulk demand, which was mostly driven by large corporate users. We expect rent and NOI growth to be greatest in this product type, especially in coastal/in-fill locations over the next several years.

Shopping centers: Despite a disappointing retail sales environment, fundamentals in the shopping center sector are as strong as most industry experts have ever seen. This is driven by little to no supply growth, strengthening demand from retailers, and more focused demand from retailers on existing/established/in-fill retail nodes. Although current rents justify the development of new supply, the demand from anchor tenants, which is necessary to starting a new project, simply isn’t there. As a result, market participants don’t see any meaningful increase in supply for the foreseeable future. Against this backdrop, we expect shopping center companies with large re-development opportunities, through densification of existing assets in in-fill locations, to benefit the most.

US Regional Themes

We continue to favor the residential sector and added to our sector overweight during the period. Fundamentals remain strong despite above trend supply growth that is unlikely to wane until 2016. This is evidenced by declines in turnover and occupancies that are trending higher. Furthermore, effective rental rate growth reached its highest level since 2011 in the second quarter, according to Axiometrics. Job growth, particularly for 20-34 year olds, is supporting demand. A declining home ownership rate is another tailwind for the sector. Finally, mergers and acquisitions (M&A) activity remains positive for the sector as Associated Estate Realty Corp. and Home Properties, Inc. have reached agreements to be purchased in 2015. We funded a portion of this investment with proceeds from the office sector. Fundamentals remain solid, and there is evidence that the recovery is growing more broad-based, but valuations appeared relatively full, especially in the pharmaceutical research (lab) space sub-sector and, to a lesser extent, for central business district (CBD) focused companies.

Europe/UK

UK: First quarter GDP growth was strong at 2.9% YoY and, although forecasted to be lower at 2.5% for 2015, the level is relatively healthy. In addition, continuing declines in unemployment are expected. The combination of lower inflation and rising wages is

13

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2015

(unaudited)

expected to provide higher disposable income which, coupled with improving economic sentiment, should further strengthen the outlook. The major event in the period was the general election in May. The surprise majority win by the Conservatives was generally welcomed given their debt reduction and pro-business stance. However, this is offset by their intention to hold a referendum on EU inclusion, tabled to take place in 2017. The fundamentals for London office remained strong, with falling vacancy and strong tenant demand putting further upwards pressure on rents. Investor appetite for real estate continues with further yield compression for both prime and secondary assets as investors move up the risk curve due to improving occupier fundamentals. The spread versus bond yields remains compelling, despite 10-year government bonds having risen c. 50 bps in the quarter to c. 2.0%. The focus of the market will now shift to when the Bank of England will increase rates; either way, we expect the tightening cycle to roll out gradually.

Continental Europe: The Greek situation continues to cast a shadow over the outlook for the Eurozone, both politically and financially.  Although the situation remains fragile, the region’s economy is much healthier than in 2011-12 when such risks were perhaps even more threatening. Economic conditions have improved at a varying pace across European countries, and this has been evident in an uptick in GDP expectations. Meanwhile the ECB has pledged to stimulate the economy with very easy monetary policy, which should keep bond yields lower for longer. Although inflation has ticked up in recent months, it has remained at 0.2% over the past year. For listed real estate, the second quarter saw a reversal of the first quarter’s rally, supporting our expectation that volatility will remain at heightened levels. However, conditions for real estate investment are compelling, evidenced by growing transaction volumes at declining yields (which equates to higher values). Rental growth continues to be patchy, and this will take time to broaden out. As a result, we are generally favoring more core markets and properties. We also like the peripheral markets, such as Spain, where rental values have experienced very significant write downs and are now showing more positive dynamics. In Sweden, the combination of expected GDP growth of 2.5% for 2015 and negative interest rates is driving demand for real estate assets. The Stockholm office market, in particular, continues to be healthy with rental growth and continuing yield (i.e. cap rate) compression.

European/UK Regional Themes: Within the UK, we remain positive on the London office sector, given the strong underlying market conditions and the added value offered by the companies we own. We have pared back exposure to UK retail given structural headwinds in this sector, which limit the rental growth prospects, in our view. Within continental Europe, we have continued to focus on the stronger retail companies where we see a more consistent outlook, while also adding to our Spanish and German residential exposure. Our thematic preference has been for real estate that offers more resilient income and stands to benefit from inward yield movement, therefore, enhancing values. With economic fundamentals still fragile, we remain cautious of weaker occupational markets and, in particular, markets where structural changes – for example, internet retail – are re-shaping the traditional tenant demand trends.

Asia

Japan: Growth expectations continue to improve with the initial GDP print for the first quarter surprising to the upside and later revised upwards. Retail sales growth also increased to 4.9% YoY in April and 3.0% YoY in May. Moving forward, we expect the recovery in retail sales to gain further momentum, driven both by international visitors and domestic demand supported by positive growth rates for real household income. The labor market also continues to tighten, with unemployment at 3.3% and wage growth grinding upwards to reach 0.6% in May. Nonetheless, the broader picture for the economy remains mixed as industrial production continues to track below expectations at -2.2% month-on-month (MoM), and core inflation is borderline deflationary at 0.1% YoY.

The office market continues to show consistent improvement, with vacancy rates for Tokyo declining to 5.1% and rental growth accelerating to ¥17,401 per tsubo (a Japanese unit of a real measure, roughly 3.3m2 or 35.5ft2) which is +4.8% YoY. The demand for office space has been driven by local corporates looking to consolidate space while rent levels are still low, as well as by headcount expansions. Vacant space at newly completed buildings remains high, but this is largely due to managers holding off for higher rents. The results season for full year 2015 reflected the improving leasing environment, with most developers announcing earnings above expectations. Management guidance for fiscal year 2016 remained conservative but should be revised up over the year. Meanwhile, condominium sales volumes continue to disappoint, but we are hopeful for a pickup in the second half on the back of better sentiment and economic activity.

Hong Kong: The economy exhibits a moderate growth pattern as lower domestic consumption and external demand weigh on the economy. GDP forecasts for 2015 remain slightly above the 2014 rate of 2.3%. In the second quarter of 2015, retail sales continued

14

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2015

(unaudited)

their softness at -0.1% YoY in May, after a -2.1% YoY result in April. In addition to lower domestic consumption, lower mainland tourist arrivals (down 18% year to date (YTD) through May) are pressuring retail spend. Unemployment remains steady at 3.2%. In the second quarter of 2015, Hong Kong returns benefited strongly from the Shanghai-Hong Kong stock connect. However, the easing of the initial euphoria was evidenced by a sharp pullback in the Shanghai Composite in China.

The office market in Hong Kong continues to demonstrate solid growth with second quarter central grade-A rents up 5.6% QoQ, delivering a YTD increase of 7.0%. Retail rents are experiencing a declining rate of growth with second quarter overall prime retail rents up a mere 0.3% QoQ and 0.7% YTD. Primary residential sales volumes improved during the quarter, up 33% QoQ, and 26% YoY, as a number of new launches came to market in the midst of surprisingly buoyant demand. Conversely, secondary volumes decreased by 18% QoQ as demand continues to shift to the primary market with pricing remaining competitive.

China: The government reduced interest rates to 4.85% and the required reserve ratio to 18.5% in an attempt to encourage investment and shore up flagging growth rates. The government also continued to encourage the economy’s shift away from investment-led growth, reducing import tariffs to promote domestic consumption. Pricing mechanisms, however, remained unresponsive with consumer prices staying anemic at 1.4% YoY and producer prices down 4.8% YoY. Economic activity also continued a downwards slide with industrial production falling to 6.1% MoM and retail sales decelerating to 10.1% YoY.

Nonetheless, Chinese developer shares gained on the back of improved homebuyer sentiment. In fact, the launch season for new units in the second quarter saw upgrader demand return in strength as many city governments rescinded home purchase restrictions. Home prices have started to reverse their decline with national sales values already increasing 3.1% YoY and nationwide prices rising 5.2% YoY in May. While we are gaining confidence in the underlying strength of the Chinese property market, we are reluctant to incorporate too strong a recovery into our forecasts as margin pressure is still evident and unsold inventory remains an overhang.

Australia: Australia’s economy continued to post a recovery during the quarter – albeit at a disappointingly slow pace – characterized by a firming labor market, low interest rates, improving retail sales, and a still strong residential market. The Reserve Bank of Australia maintained its dovish stance throughout the quarter, cutting rates another 25bps in May while guiding market expectations that the currency was still overvalued. However, the yield curve steepened during the period, leading to the sector’s underperformance for the quarter.

The housing market in Australia continues to defy gravity as investor appetite remained robust, especially in the key east coast cities. Sydney continues to be the main driver behind the rally with prices now up 20% YoY compared to the national average of 10%. The authorities are actively trying to manage this growing bubble with the banks having recently started to tighten their credit policies in an effort to slow mortgage loan growth.

Singapore: Led by weak non-oil domestic export figures, Singapore’s economy continued to soften in the second quarter, further dampening growth expectations for the year. GDP growth is now expected to come in at the lower end of the government’s guidance of 2-4% for 2015.

The office market posted the biggest surprise during the quarter with rents falling 6-7%, according to flash broker estimates. Many had anticipated the market to remain resilient in 2015 despite 2016’s looming supply concerns. In the residential market, prices in both the private and public housing space continued their path of correction and have now fallen 7-10% from their peaks. Overall, the Singapore market remains very much unloved by investors given the lack of visible catalysts and generally weak underlying fundamentals.

Asia Regional Themes: Japan continues to be our largest overweight in the region as the cyclical upswing gains momentum. We think that the office market will be a key beneficiary of improved economic activity, and that rents have a long way to grow from a low base. With notable tightness in the labor market, we increased our exposure to the housing and retail sectors in anticipation of an improvement in real personal income and wage growth. Our positioning in Hong Kong remains focused on central grade-A office, with lower exposure to the retail segment. We believe retail rental levels have reached a peak and risk is skewed downwards. In the residential space we have turned more optimistic and believe fundamentals are improving as primary market volumes experience positive growth. In China, we tactically reduced our exposure to the residential developers, despite our view that the property market was showing signs of sequential improvement. We felt that stock prices had gotten ahead of themselves as there were still some risks that could limit the strength and sustainability of the recovery. We continue to limit our investment in Singaporean property.

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E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2015

(unaudited)

While neutralizing our country exposure to Australia, we also consolidated our positions into our preferred retail and residential real estate owners. We believe these sectors should be the biggest beneficiaries of a recovering economy.

Market Outlook

The longer-term performance of most asset classes, including real estate and real estate securities, largely depends on whether the ongoing stimulative monetary policy translates into actual economic improvement. For this reason, we believe that the next inflection point in global markets will revolve around a more convincing acceleration in economic growth in the Eurozone, Japan, and key emerging markets – to round out the cyclical recoveries of the US and UK. Despite the geopolitical turmoil that we have talked about, we believe the underlying trend for economic growth is positive. The current market volatility is a sign that we are progressing towards a new phase in global economic expansion, not towards a breaking point. Rising rates, if accompanied by economic growth and inflation, need not be disruptive to real estate performance. In fact, over time, property is capable of generating acceptable returns in a variety of economic scenarios, supported by its combination of stable or “bond-like” income and “equity-like” upside, underpinned by property level cash flow that can accelerate when economic growth and fundamentals are healthy. This ability to “grow its coupon” sets property apart from bonds and gives it the potential to outrun the negative impact of rising rates. Additionally, healthy demand for higher-yielding real estate investments, in place of bond allocations, may limit or even halt cap rate increases, further supporting property valuations.

US: The economic outlook indicates that tenant demand should remain steady for the foreseeable future. With supply still largely in check, REITs could remain in the mature phase of the cycle, achieving trend, or above-trend growth, for an extended period. Valuations are attractive with core REIT sectors trading at approximately double-digit discounts to net asset value (NAV) and at their YTD lows. If the disconnect between public and private valuations continues, the odds of an increase in M&A activity will likely rise, in our view. The chief short-term risk to REITs continues to be higher interest rates. Barring a macro meltdown – such as the situations in Greece or China – it seems increasingly likely that the Fed’s initial rate hike will occur in September, and REITs could remain soft or range bound until more clarity is available. We’re more likely buyers on, or before, a rate increase as we believe it could lift the current overhang that is weighing on the group and narrow the current valuation discount.

Europe/UK: Despite the headline political risk of Grexit, the improvement in economic indicators across other Eurozone members and the strong monetary stimulus is positive for real estate in the Eurozone, while the UK and Swedish market dynamics continue to impress. We anticipate ongoing capital appreciation and NAV growth across the region, which provides a supportive backdrop. Rental growth remains more selective but, linked to improved economic conditions, more sectors and locations are benefiting from an improving direction of travel. We consider well-capitalized property companies that own properties with resilient to growing income streams as attractively positioned. These are likely to benefit from an attractive earnings spread on their cost of debt. Our preference is for those companies that are able to create value through skillful asset management. Remaining focused on business confidence and other macro sentiment indicators will be important over the remainder of the year, and we are watchful of any changes in outlook.

16

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2015

(unaudited)

Asia: Despite concerns about near-term political and economic risks, regional growth prospects continue to be underpinned by expanding capital markets and growing household wealth. The property sector is central to this, and recent share price volatility among Asian property stocks belies the healthy fundamentals on the ground (as exemplified by tight supply and low interest rates). We expect these drivers to reassert themselves, and our portfolios are positioned to benefit from attractive valuations and ongoing demand for high-quality real estate.

We thank you for the confidence placed in us.

Sincerely,

Richard J. Adler

President

17

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund - Institutional Shares

June 30, 2015

(unaudited)

	Returns for the Year Ended June 30, 2015
	Average Annual Total Return
	One	Five	Since
	Year	Year	Inception*
E.I.I. Global Property Fund	-1.62%	10.48%	0.51%
FTSE EPRA / NAREIT Developed Index(1)	0.41%	12.37%	1.01%

*	Inception date was February 1, 2007.
(1)	FTSE EPRA / NAREIT Developed Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross and net expense ratios are 0.97% and 0.99% respectively as stated in the current prospectus for the Institutional Shares. The net figure includes a 0.02% recoupment of expenses previously reimbursed by the Fund’s investment adviser (“Adviser”). The Adviser has voluntarily agreed to cap certain expenses to limit the total expense ratio to 1%. Although voluntary, the expense limitation cannot be withdrawn or changed until October 28, 2015. The Adviser may seek recoupment of absorbed expenses within three fiscal years, subject to the expense cap. The expense ratio stated in the current prospectus for the Institutional Shares reflects expenses for the Fund’s fiscal year ending June 30, 2014, and may differ from the annualized expense ratio realized by the Fund for the period covered by this report.

For the period July 1, 2014 through July 21, 2014, the Fund applied a 1.50% fee to the value of shares redeemed within 90 days of purchase. Effective July 22, 2014 the Fund has eliminated the redemption fee.

18

E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The line entitled “Actual Fund Return,” provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your share class in the row entitled “Expenses Paid During Period” to estimate the expenses incurred on your account during this period.

The line entitled “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses

	For the Period January 1, 2015 to June 30, 2015
Expense Table
	Beginning	Ending	Expenses	Net
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	1/1/2015	6/30/2015	Period	Ratio

E.I.I. Realty Securities Fund
Institutional Class Shares:
Actual Fund Return	$1,000.00	$ 936.90	$3.84 *	0.80%
Hypothetical 5% Return	$1,000.00	$ 1,020.83	$4.01 *	0.80%
Investor Class Shares †:
Actual Fund Return	$1,000.00	$ 883.30	$4.33**	1.05%
Hypothetical 5% Return	$1,000.00	$ 1,019.59	$5.26 *	1.05%

E.I.I. International Property Fund
Institutional Class Shares:
Actual Fund Return	$1,000.00	$ 1,040.70	$5.06 *	1.00%
Hypothetical 5% Return	$1,000.00	$ 1,019.84	$5.01 *	1.00%

E.I.I. Global Property Fund
Institutional Class Shares:
Actual Fund Return	$1,000.00	$ 980.80	$4.91 *	1.00%
Hypothetical 5% Return	$1,000.00	$ 1,019.84	$5.01 *	1.00%

19

E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE (continued)

(unaudited)

† Investor Class commenced operations on January 21, 2015.

* Expenses are equal to each Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181 days) or applicable period, then divided by 365 days.

** Expenses are equal to the annualized expense ratio for the period beginning January 21, 2015, commencement of operations, to June 30, 2015 of 1.05% for the Investor Class Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (160 days), then divided by 365 days to reflect the period. The Fund’s ending account values on the first line in the Investor Class Shares table are based on the actual total returns for the Fund since commencement of operations of (11.67)% for the Investor Class Shares. Hypothetical expenses are as if the Investor Class Shares had been in existence from January 1, 2015, and are equal to the Investor Class Shares annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181 days), then divided by 365 days to reflect the period.

20

E.I.I. REALTY SECURITIES TRUST

As of June 30, 2015

(unaudited)

E.I.I. Realty Securities Fund		E.I.I. International Property Fund

Sectors[1]		Countries[1]
Apartments	17.79%	Japan	28.25%
Regional Malls	14.88%	United Kingdom	15.63%
Healthcare	13.37%	Hong Kong	12.42%
Office Property	10.47%	Australia	11.23%
Industrials	10.02%	Singapore	8.43%
Shopping Centers	8.92%	France	6.41%
Hotels & Lodging	8.20%	Germany	4.76%
Diversified	7.55%	Netherlands	4.68%
Single Tenant	3.61%	Sweden	4.29%
Self Storage	3.00%	Thailand	2.16%
Timber	1.01%	Spain	1.75%
Short Term Investment	0.97%	United States	1.20%
Subtotal	99.79%	Subtotal	101.21%
Other Assets In Excess of Liabilities	0.21%	Liabilities In Excess of Other Assets	(1.21)%
Total	100.00%	Total	100.00%

E.I.I. Global Property Fund

Countries[1]
United States	52.32%
Japan	14.52%
United Kingdom	6.25%
Australia	5.74%
Hong Kong	4.15%
Singapore	4.05%
France	3.47%
Sweden	2.72%
Netherlands	2.61%
Germany	1.81%
Thailand	1.40%
Spain	1.12%
Canada	1.02%
Subtotal	101.18%
Liabilities In Excess Of Other Assets	(1.18)%
Total	100.00%

1 As a percentage of net assets as of June 30, 2015. Holdings are subject to change.

21

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments

June 30, 2015

	Shares	Value

COMMON STOCKS – 1.76%

Diversified — 1.76%
Forest City Enterprises, Inc. Class A*	14,700	$324,870
Total Diversified (Cost $330,620)		324,870
Total Common Stocks (Cost $330,620)		324,870

REAL ESTATE INVESTMENT TRUSTS (REITS) – 97.06%

Apartments — 17.79%
American Campus Communities, Inc.	16,500	621,885
Camden Property Trust	7,100	527,388
Equity Residential	19,900	1,396,383
Essex Property Trust, Inc.	2,800	595,000
Home Properties, Inc.	2,100	153,405
Total Apartments (Cost $2,571,240)		3,294,061

Diversified — 5.79%
Vornado Realty Trust	11,300	1,072,709
Total Diversified (Cost $969,222)		1,072,709

Healthcare — 13.37%
Health Care REIT, Inc.	12,000	787,560
Healthcare Realty Trust, Inc.	16,600	386,116
National Health Investors, Inc.	7,000	436,100
Ventas, Inc.	13,950	866,156
Total Healthcare (Cost $2,356,922)		2,475,932

Hotels & Lodging — 8.20%
Chesapeake Lodging Trust	10,400	316,992
Host Hotels & Resorts, Inc.	39,500	783,285
LaSalle Hotel Properties	11,800	418,428
Total Hotels & Lodging (Cost $1,725,295)		1,518,705

Industrials — 10.02%
DCT Industrial Trust, Inc.	23,400	735,696
Prologis, Inc.	21,939	813,937
STAG Industrial, Inc.	15,300	306,000
Total Industrials (Cost $1,786,672)		1,855,633

Office Property — 10.47%
Hudson Pacific Properties, Inc.	19,600	556,052
New York REIT, Inc.	27,700	275,615
Paramount Group, Inc.	47,700	818,532
Parkway Properties, Inc.	16,500	287,760
Total Office Property (Cost $1,892,555)		1,937,959

See Accompanying Notes to Financial Statements.

22

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

June 30, 2015

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) (Continued)

Regional Malls — 14.88%
General Growth Properties, Inc.	28,200	$723,612
Macerich Co. (The)	3,800	283,480
Simon Property Group, Inc.	10,100	1,747,502
Total Regional Malls (Cost $1,595,451)		2,754,594

Self Storage — 3.00%
Sovran Self Storage, Inc.	6,400	556,224
Total Self Storage (Cost $576,036)		556,224

Shopping Centers — 8.92%
Equity One, Inc.	24,345	568,212
Kimco Realty Corp.	18,000	405,720
Retail Properties of America, Inc. Class A	32,100	447,153
Urban Edge Properties	11,051	229,750
Total Shopping Centers (Cost $1,694,546)		1,650,835

Single Tenant — 3.61%
Spirit Realty Capital, Inc.	69,200	669,164
Total Single Tenant (Cost $798,818)		669,164

Timber — 1.01%
Potlatch Corp.	5,300	187,196
Total Timber (Cost $193,964)		187,196
Total Real Estate Investment Trusts (REITS) (Cost $16,160,721)		17,973,012

SHORT TERM INVESTMENT (UNITED STATES) – 0.97%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	179,431	179,431
Total Short Term Investment (United States) (Cost $179,431)		179,431
Total Investments — 99.79% (Cost $16,670,772)		18,477,313
Other Assets In Excess Of Liabilities — 0.21%		39,797
Net Assets — 100.00%		$18,517,110

*	Denotes non-income producing security.

See Accompanying Notes to Financial Statements.

23

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments

June 30, 2015

	Shares	Value

COMMON STOCKS – 59.11%

Germany — 4.76%
Deutsche Annington Immobilien SE	39,910	$1,125,692
Deutsche Wohnen AG	25,000	572,895
TLG Immobilien AG	33,600	543,343
Total Germany (Cost $2,236,696)		2,241,930

Hong Kong — 12.42%
China Overseas Land & Investment, Ltd.	53,256	187,904
Hang Lung Properties, Ltd.	490,300	1,457,955
Kerry Properties, Ltd.	337,925	1,325,273
Sun Hung Kai Properties, Ltd.	177,711	2,879,489
Total Hong Kong (Cost $7,176,622)		5,850,621

Japan — 23.53%
AEON Mall Co., Ltd.	56,600	1,060,918
Hulic Co., Ltd.	116,200	1,031,117
Mitsubishi Estate Co., Ltd.	160,800	3,464,062
Mitsui Fudosan Co., Ltd.	24,500	686,044
Nomura Real Estate Holdings, Inc.	84,100	1,766,042
Sumitomo Realty & Development Co., Ltd.	87,700	3,076,684
Total Japan (Cost $14,197,850)		11,084,867

Singapore — 8.43%
CapitaLand, Ltd.	779,100	2,024,613
Hongkong Land Holdings, Ltd.	194,200	1,592,440
Wing Tai Holdings, Ltd.	251,060	355,102
Total Singapore (Cost $4,447,269)		3,972,155

Sweden — 4.29%
Castellum AB	87,300	1,226,856
Fabege AB	58,300	795,398
Total Sweden (Cost $2,104,912)		2,022,254

See Accompanying Notes to Financial Statements.

24

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

June 30, 2015

	Shares	Value

COMMON STOCKS (Continued)

Thailand — 2.16%
Central Pattana pcl - Foreign Line	724,000	$1,018,194
Total Thailand (Cost $364,957)		1,018,194

United Kingdom — 3.52%
Capital & Counties Properties plc	73,900	505,331
ST Modwen Properties plc	68,400	486,744
Urban & Civic plc	167,209	663,382
Total United Kingdom (Cost $1,609,368)		1,655,457
Total Common Stocks (Cost $32,137,674)		27,845,478

REAL ESTATE INVESTMENT TRUSTS (REITS) – 40.90%

Australia — 11.23%
Mirvac Group	479,459	684,365
Scentre Group	766,300	2,217,149
Stockland	754,491	2,386,727
Total Australia (Cost $6,020,057)		5,288,241

France — 6.41%
Gecina SA	2,800	345,091
ICADE	17,538	1,252,519
Klepierre	32,381	1,424,326
Total France (Cost $3,875,083)		3,021,936

Japan — 4.72%
Japan Real Estate Investment Corp.	252	1,144,846
Nippon Building Fund, Inc.	246	1,077,387
Total Japan (Cost $2,412,756)		2,222,233

Netherlands — 4.68%
Unibail-Rodamco SE	8,716	2,202,855
Total Netherlands (Cost $2,216,158)		2,202,855

Spain — 1.75%
Merlin Properties Socimi SA*	67,650	826,600
Total Spain (Cost $850,627)		826,600

United Kingdom — 12.11%
Derwent London plc	33,960	1,815,284
Great Portland Estates plc	131,861	1,607,758
Land Securities Group plc	120,600	2,281,478
Total United Kingdom (Cost $4,539,793)		5,704,520
Total Real Estate Investment Trusts (REITS) (Cost $19,914,474)		19,266,385

See Accompanying Notes to Financial Statements.

25

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

June 30, 2015

	Shares	Value

SHORT TERM INVESTMENT (UNITED STATES) – 1.20%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	563,638	$563,638
Total Short Term Investment (United States) (Cost $563,638)		563,638

Total Investments — 101.21% (Cost $52,615,786)		$47,675,501
Liabilities In Excess Of Other Assets — (1.21)%		(571,763)
Net Assets — 100.00%		$47,103,738

*	Denotes non-income producing security.

	% of Net
Sector Diversification	Assets	Value
Real Estate	100.01%	47,111,863
Short Term Investment	1.20%	563,638
Total Investments	101.21%	47,675,501
Liabilities In Excess Of Other Assets	(1.21)%	(571,763)
Net Assets	100.00%	$47,103,738

See Accompanying Notes to Financial Statements.

26

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments

June 30, 2015

	Shares	Value

COMMON STOCKS – 26.06%

Germany — 1.81%
Deutsche Annington Immobilien SE	20,280	$572,013
Total Germany (Cost $562,441)		572,013

Hong Kong — 4.15%
Hang Lung Properties, Ltd.	164,600	489,454
Kerry Properties, Ltd.	98,023	384,426
Sun Hung Kai Properties, Ltd.	27,000	437,487
Total Hong Kong (Cost $953,045)		1,311,367

Japan — 11.49%
AEON Mall Co., Ltd.	20,000	374,883
Hulic Co., Ltd.	59,900	531,531
Mitsubishi Estate Co., Ltd.	61,900	1,333,491
Nomura Real Estate Holdings, Inc.	19,500	409,486
Sumitomo Realty & Development Co., Ltd.	27,900	978,785
Total Japan (Cost $2,697,474)		3,628,176

Singapore — 4.05%
CapitaLand, Ltd.	267,350	694,751
Hongkong Land Holdings, Ltd.	71,200	583,840
Total Singapore (Cost $605,740)		1,278,591

Sweden — 2.72%
Castellum AB	36,600	514,352
Fabege AB	25,300	345,173
Total Sweden (Cost $641,502)		859,525

Thailand — 1.40%
Central Pattana pcl - Foreign Line	313,000	440,186
Total Thailand (Cost $151,385)		440,186

United States — 0.44%
Starwood Hotels & Resorts Worldwide, Inc.	1,700	137,853
Total United States (Cost $82,909)		137,853
Total Common Stocks (Cost $5,694,496)		8,227,711

REAL ESTATE INVESTMENT TRUSTS (REITS) – 73.96%

Australia — 5.74%
Scentre Group	329,989	954,763
Stockland	271,534	858,960
Total Australia (Cost $1,561,260)		1,813,723

See Accompanying Notes to Financial Statements.

27

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2015

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) (Continued)

Canada — 1.02%
RioCan Real Estate Investment Trust	14,951	$320,447
Total Canada (Cost $329,195)		320,447

France — 3.47%
Gecina SA	1,500	184,870
ICADE	6,452	460,785
Klepierre	10,246	450,686
Total France (Cost $876,031)		1,096,341

Japan — 3.03%
Japan Real Estate Investment Corp.	109	495,191
Nippon Building Fund, Inc.	105	459,860
Total Japan (Cost $1,029,458)		955,051

Netherlands — 2.61%
Unibail-Rodamco SE	3,259	823,670
Total Netherlands (Cost $612,154)		823,670

Spain — 1.12%
Merlin Properties Socimi SA*	28,850	352,512
Total Spain (Cost $358,782)		352,512

United Kingdom — 6.25%
Derwent London plc	11,300	604,026
Great Portland Estates plc	45,320	552,579
Land Securities Group plc	43,200	817,246
Total United Kingdom (Cost $698,509)		1,973,851

United States — 50.72%
American Campus Communities, Inc.	17,200	648,268
American Homes 4 Rent, Class A	9,900	158,796
Boston Properties, Inc.	5,800	702,032
DCT Industrial Trust, Inc.	8,300	260,952
Equity One, Inc.	20,600	480,804
Equity Residential	21,500	1,508,655
Essex Property Trust, Inc.	4,805	1,021,062
Federal Realty Investment Trust	6,100	781,349
General Growth Properties, Inc.	9,800	251,468
Health Care REIT, Inc.	14,600	958,198
Host Hotels & Resorts, Inc.	46,229	916,721
Hudson Pacific Properties, Inc.	20,400	578,748
Macerich Co. (The)	4,400	328,240
Paramount Group, Inc.	57,200	981,552
Plum Creek Timber Co., Inc.	5,100	206,907
Prologis, Inc.	33,407	1,239,400
Simon Property Group, Inc.	13,657	2,362,934

See Accompanying Notes to Financial Statements.

28

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2015

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (REITS) (Continued)

United States (Continued)
Taubman Centers, Inc.	5,495	$381,902
Urban Edge Properties	13,050	271,310
Ventas, Inc.	13,000	807,170
Vornado Realty Trust	11,200	1,063,216
WP GLIMCHER, Inc.	7,678	103,883
Total United States (Cost $10,630,565)		16,013,567
Total Real Estate Investment Trusts (REITS) (Cost $16,095,954)		23,349,162

SHORT TERM INVESTMENT (UNITED STATES) - 1.16%
BlackRock Liquidity Funds Treasury Trust Fund - Institutional Class	367,444	367,444
Total Short Term Investment (United States) (Cost $367,444)		367,444
Total Investments — 101.18% (Cost $22,157,894)		31,944,317
Liabilities In Excess Of Other Assets — (1.18)%		(371,969)
Net Assets — 100.00%		$31,572,348

*	Denotes non-income producing security.

	% of Net
Sector Diversification	Assets	Value
Real Estate	99.58%	$31,439,020
Short-Term Investment	1.16%	367,444
Consumer Cyclicals	0.44%	137,853
Total Investments	101.18%	31,944,317
Liabilities In Excess Of Other Assets	(1.18)%	(371,969)
Net Assets	100.00%	$31,572,348

See Accompanying Notes to Financial Statements.

29

E.I.I. REALTY SECURITIES TRUST

Statements of Assets and Liabilities

June 30, 2015

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund
ASSETS:
Investments in securities at fair value (Cost $16,670,772, $52,615,786 and $22,157,894)	$18,477,313	$47,675,501	$31,944,317
Cash	—	—	39,665
Foreign currency at fair value (Cost $ — , $40,102 and $23,679)	—	40,102	23,790
Dividends receivable	72,682	136,906	90,027
Receivable for investment securities sold	—	64,157	57,260
Receivable for fund shares sold	—	23,165	5,179
Receivable from Investment Adviser	28,796	—	—
Tax reclaim receivables	—	185,966	51,291
Total Assets	18,578,791	48,125,797	32,211,529
LIABILITIES:
Due to custodian	342	834	—
Payable for investment securities purchased	—	186,793	—
Payable for fund shares redeemed	—	560,880	488,055
Investment advisor fees payable	—	28,046	7,385
Administration fees payable	2,350	6,112	4,132
Transfer agent fees payable	2,261	12,078	3,590
Audit and tax fees payable	40,017	63,997	46,419
Legal fees payable	5,627	13,715	9,825
Custodian fees payable	2,236	8,920	12,638
Trustee fees payable	5,034	12,417	9,083
Foreign taxes payable	—	111,042	49,944
Accrued expenses and other payables	3,814	17,225	8,110
Total Liabilities	61,681	1,022,059	639,181
NET ASSETS	$18,517,110	$47,103,738	$31,572,348
NET ASSETS consist of:
Par value, $0.01 par value	39,805	31,243	34,764
Additional paid-in capital	15,118,813	241,372,595	12,397,164
Accumulated undistributed (distributions in excess) of net investment income (loss)	66,635	(357,445)	(874,831)
Accumulated net realized gain (loss) on investment transactions and foreign currency transactions	1,485,316	(188,963,935)	10,238,890
Net unrealized depreciation on foreign currency	—	(38,435)	(10,062)
Net unrealized appreciation (depreciation) on investment securities	1,806,541	(4,940,285)	9,786,423
NET ASSETS	$18,517,110	$47,103,738	$31,572,348
Institutional Class Shares:
NET ASSET VALUE, offering and redemption price per share** ($16,696,119 / 3,589,016 Shares), ($47,103,738 / 3,124,342 Shares) and ($31,572,348 / 3,476,364 Shares), respectively.	$4.65	$15.08	$9.08

Investor Class Shares:
NET ASSET VALUE, offering and redemption price per share ($1,820,991 / 391,527 Shares),	$4.65	$—	$—

**	For the period July 1, 2014 through July 21, 2014 the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the “Fund”, collectively the “Funds”) had imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee was assessed and retained by each Fund for the benefit of their remaining shareholders. Effective July 22, 2014 the Funds have eliminated the redemption fee.

See Accompanying Notes to Financial Statements.

30

E.I.I. REALTY SECURITIES TRUST

Statements of Operations

For the Year Ended June 30, 2015

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund
INVESTMENT INCOME:
Dividends (less foreign taxes withheld $ — , $529,432 and $363,201)	$495,163	$2,252,566	$4,933,909
Total Investment Income	495,163	2,252,566	4,933,909
EXPENSES:
Investment advisory fees (see note C)	149,121	1,486,827	2,505,084
Administration fees	29,824	297,365	501,017
Trustees fees and expenses	10,077	42,578	67,631
Transfer agent fees	12,831	111,390	107,871
Legal fees	20,637	62,203	104,308
Audit and tax fees	38,449	62,294	44,680
Custodian fees	12,078	128,750	138,354
Registration and filing fees	48,035	34,149	97,575
Distribution and/or service fees (Investor Class Shares) (see note C)	1,863	—	—
Miscellaneous expenses	20,937	119,174	113,096
Total Expenses	343,852	2,344,730	3,679,616
Less: expenses waived / reimbursed by Adviser (see note C)	(182,927)	(362,294)	(409,055)
Net Expenses	160,925	1,982,436	3,270,561
Net Investment Income	334,238	270,130	1,663,348
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions	3,242,337	145,013,629	189,438,920
Net realized loss on foreign currency transactions	—	(235,055)	(10,686)
Net change in unrealized depreciation on investment securities*	(2,949,926)	(168,895,653)	(200,556,135)
Net change in unrealized depreciation on foreign currency transactions	—	(80,175)	(39,173)
Net realized and unrealized gain (loss) on investment securities and foreign currency transactions	292,411	(24,197,254)	(11,167,074)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$626,649	$(23,927,124)	$(9,503,726)

* Change in unrealized depreciation on investment securities for the E.I.I. International Property and E.I.I. Global Property Funds are net of increase in Foreign taxes payable of ($111,042) and ($49,944), respectively, on certain appreciation of certain foreign securities.

See Accompanying Notes to Financial Statements.

31

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Realty Securities Fund
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$334,238	$347,740
Net realized gain on investment transactions	3,242,337	1,761,657
Net change in unrealized appreciation (depreciation) on investment securities	(2,949,926)	1,304,919
Net increase in net assets resulting from operations	626,649	3,414,316
Distributions From:
Net investment income:
Institutional Class	(325,185)	(352,126)
Investor Class	(5,938)	—
Total net investment income	(331,123)	(352,126)
Net realized gains on securities:
Institutional Class	(2,668,463)	(2,664,563)
Total Distributions	(2,999,586)	(3,016,689)
Capital Share Transactions:
Institutional Class:
Shares issued	592,743	476,142
Shares reinvested	2,843,701	2,859,714
Shares redeemed	(9,095,264)	(1,096,791)
Total Institutional Class	(5,658,820)	2,239,065
Investor Class:
Shares issued	2,132,047	—
Shares reinvested	1,421	—
Shares redeemed	(100,786)	—
Total Investor Class	2,032,682	—
Net increase (decrease) from capital share transactions	(3,626,138)	2,239,065
Total increase (decrease) in net assets	(5,999,075)	2,636,692
NET ASSETS
Beginning of Year	24,516,185	21,879,493
End of Year	$18,517,110	$24,516,185
Shares Issued and Redeemed:
Institutional Class:
Shares issued	116,361	98,130
Shares reinvested	571,438	642,529
Shares redeemed	(1,736,011)	(217,278)
Total Institutional Class Shares	(1,048,212)	523,381
Investor Class:*
Shares issued	412,389	—
Shares reinvested	275	—
Shares redeemed	(21,137)	—
Total Investor Class Shares	391,527	—
Net increase (decrease) from share transactions	(656,685)	523,381
Undistributed Net Investment Income	$66,635	$82,157

*	Investor Class commenced operations on January 21, 2015.

See Accompanying Notes to Financial Statements.

32

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. International Property Fund
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$270,130	$19,619,503
Net realized gain (loss) on investment transactions	145,013,629	(12,436,225)
Net realized loss on foreign currency transactions	(235,055)	(166,061)
Net change in unrealized appreciation (depreciation) on investment securities	(168,895,653)	81,890,571
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(80,175)	73,436
Net increase (decrease) in net assets resulting from operations	(23,927,124)	88,981,224
Distributions From:
Net investment income	(17,781,013)	(27,696,659)
Total Distributions	(17,781,013)	(27,696,659)
Capital Share Transactions — Institutional Class:
Shares issued	18,045,398	389,259,109
Shares reinvested	17,045,215	17,794,658
Shares redeemed	(930,692,229)	(216,021,005)
Redemption fees	26,310	81,647
Net increase (decrease) from capital share transactions	(895,575,306)	191,114,409
Total increase (decrease) in net assets	(937,283,443)	252,398,974
NET ASSETS
Beginning of Year	984,387,181	731,988,207
End of Year	$47,103,738	$984,387,181
Shares Issued and Redeemed — Institutional Class:
Shares issued	955,385	20,011,298
Shares reinvested	1,189,477	934,594
Shares redeemed	(47,912,002)	(11,151,435)
	(45,767,140)	9,794,457
Distributions in Excess of Net Investment Income	$(357,445)	$(24,030,473)

See Accompanying Notes to Financial Statements.

33

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Global Property Fund
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,663,348	$18,834,351
Net realized gain on investment transactions	189,438,920	14,105,474
Net realized loss on foreign currency transactions	(10,686)	(66,302)
Net change in unrealized appreciation (depreciation) on investment securities	(200,556,135)	104,393,672
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(39,173)	48,137
Net increase (decrease) in net assets resulting from operations	(9,503,726)	137,315,332
Distributions From:
Net investment income	(9,361,824)	(23,076,132)
Net realized gains on securities	(81,527,667)	—
Total Distributions	(90,889,491)	(23,076,132)
Capital Share Transactions — Institutional Class:
Shares issued	57,957,038	345,532,645
Shares reinvested	79,296,331	22,203,508
Shares redeemed	(1,291,237,067)	(200,014,449)
Redemption fees	421	78,739
Net increase (decrease) from capital share transactions	(1,153,983,277)	167,800,443
Total increase (decrease) in net assets	(1,254,376,494)	282,039,643
NET ASSETS
Beginning of Year	1,285,948,842	1,003,909,199
End of Year	$31,572,348	$1,285,948,842
Shares Issued and Redeemed — Institutional Class:
Shares issued	4,676,978	20,112,675
Shares reinvested	8,534,308	1,347,300
Shares redeemed	(79,432,591)	(11,598,164)
	(66,221,305)	9,861,811
Distributions in Excess of Net Investment Income	$(874,831)	$(11,695,597)

See Accompanying Notes to Financial Statements.

34

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012		June 30, 2011
Net Asset Value, Beginning of Year	$5.29	$5.32	$4.99	$4.43		$3.34
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income	0.09 (1)	0.09	0.08	0.06		0.04 (1)
Net Gain on Securities (Realized and Unrealized)	0.13	0.64	0.32	0.55		1.12
Total from Investment Operations	0.22	0.73	0.40	0.61		1.16
LESS DISTRIBUTIONS:
Net Investment Income	(0.09)	(0.09)	(0.07)	(0.05)		(0.07)
Net Realized Gains on Securities	(0.77)	(0.67)	—	—		—
Total Distributions	(0.86)	(0.76)	(0.07)	(0.05)		(0.07)
REDEMPTION FEES	—	—	— (2)	—	(2)	— (2)
Net Asset Value, End of Year	$4.65	$5.29	$5.32	$4.99		$4.43

Total Return(3)	3.26%	16.36%	8.10%	13.88%		34.96%
Net Assets, End of Year (thousands)	$16,696	$24,516	$21,879	$24,772		$18,722
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.80%	0.80%	0.80%	0.80%		0.80%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.70%	1.27%	1.28%	1.30%		1.44%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.68%	1.57%	1.44%	1.32%		1.09%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.77%	1.09%	0.96%	0.82%		0.45%
Portfolio Turnover Rate	107%	112%	114%	81	%(4)	99%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

See Accompanying Notes to Financial Statements.

35

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Financial Highlights

For an Investor Class Share Outstanding Throughout Each Period

	For the Period
	January 21, 2015
	to June 30, 2015*
Net Asset Value, Beginning of Period	$5.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income(1)	0.04
Net Loss on Securities (Realized and Unrealized)(2)	(0.65)
Total from Investment Operations	(0.61)
LESS DISTRIBUTIONS:
Net Investment Income	(0.02)
Net Realized Gains on Securities	—
Total Distributions	(0.02)
Net Asset Value, End of Period	$4.65

Total Return(3)	(11.67)%
Net Assets, End of Period (thousands)	$1,821
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.05	%(4)
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	2.42	%(4)
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.80	%(4)
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.44	%(4)
Portfolio Turnover Rate	107%

*	Investor Class commenced operations on January 21, 2015.
(1)	Per share numbers have been calculated using the average share method.
(2)	The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Annualized.

See Accompanying Notes to Financial Statements.

36

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2015	June 30, 2014		June 30, 2013	June 30, 2012	June 30, 2011
Net Asset Value, Beginning of Year	$20.13	$18.72		$15.99	$18.87	$14.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.03 (1)	0.44	(1)	0.27 (1)	0.28 (1)	0.36
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.03)	1.59		2.81	(2.19)	4.68
Total from Investment Operations	(1.00)	2.03		3.08	(1.91)	5.04
LESS DISTRIBUTIONS:
Net Investment Income	(4.05)	(0.62)		(0.35)	(0.97)	(0.37)
Net Realized Gains on Securities	—	—		—	—	—
Total Distributions	(4.05)	(0.62)		(0.35)	(0.97)	(0.37)
REDEMPTION FEES(2)	—	—		—	—	—
Net Asset Value, End of Year	$15.08	$20.13		$18.72	$15.99	$18.87

Total Return(3)	(3.94)%	11.05%		19.25%	(9.08)%	35.63%
Net Assets, End of Year (thousands)	$47,104	$984,387		$731,988	$536,033	$639,480
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment, if any)	1.00%	1.00%		1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment, if any)	1.18%	0.99	%(4)	1.00%	1.04%	1.03%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment, if any)	0.14%	2.23%		1.45%	1.73%	2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment, if any)	(0.05)%	2.24	%(4)	1.44%	1.69%	2.08%
Portfolio Turnover Rate	11%	9%		8%	13%	10%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

See Accompanying Notes to Financial Statements.

37

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2015	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011
Net Asset Value, Beginning of Year	$18.45	$16.78		$15.50		$15.87		$12.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.08 (1)	0.29	(1)	0.23	(1)	0.21	(1)	0.22
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.22)	1.74		1.43		(0.13	)(2)	3.79
Total from Investment Operations	(0.14)	2.03		1.66		0.08		4.01
LESS DISTRIBUTIONS:
Net Investment Income	(0.98)	(0.36)		(0.38)		(0.45)		(0.26)
Net Realized Gains on Securities	(8.25)	—		—		—		—
Total Distributions	(9.23)	(0.36)		(0.38)		(0.45)		(0.26)
REDEMPTION FEES(3)	—	—		—		—		—
Net Asset Value, End of Year	$9.08	$18.45		$16.78		$15.50		$15.87

Total Return(4)	(1.62)%	12.34%		10.76%		0.89%		33.26%
Net Assets, End of Year (thousands)	$31,572	$1,285,949		$1,003,909		$585,169		$347,122
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment, if any)	0.98%	0.99%		1.00%		1.00%		1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment, if any)	1.10%	0.97	%(5)	0.99%		1.02%		1.03%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment, if any)	0.50%	1.67%		1.34%		1.46%		1.65%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment, if any)	0.38%	1.68	%(5)	1.35	%(5)	1.45%		1.63%
Portfolio Turnover Rate	14%	18%		19%		14%		18%

(1)	Per share numbers have been calculated using the average share method.
(2)	The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(3)	Amounts represent less than $0.005 per share.
(4)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(5)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

See Accompanying Notes to Financial Statements.

38

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements

June 30, 2015

A. Organization:

E.I.I. Realty Securities Trust (the “Trust”) was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. The E.I.I. International Property Fund and E.I.I. Global Property Fund are classified as diversified Funds while the E.I.I. Realty Securities Fund is classified as a non-diversified Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a “Fund” or collectively as the “Funds”.

E.I.I. Realty Securities Fund’s investment objective is to provide the diversification and total return potential of investments in real estate by investing primarily in companies whose business is to own, operate, develop and manage real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

E.I.I. International Property Fund’s investment objective is to provide current income and long-term capital gains by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate.

E.I.I. Global Property Fund’s investment objective is total return by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate.

Fund Shares

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of June 30, 2015, the Adviser Class has not commenced operations. On January 21, 2015, E.I.I. Realty Securities Fund’s Investor Class shares commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Funds in preparation of their financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds’ portfolio securities. The Funds estimate components of distributions from REITs. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds’ portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

Return of capital distributions are recorded as a reduction of cost of the related securities. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as a reduction or increase in realized gains or losses.

Security Valuation: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

39

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2015

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust’s Price Valuation Committee under procedures adopted by the Trust’s Board of Trustees (The “Board”).

Most foreign markets close before the close of trading on the NewYork Stock Exchange (“NYSE”). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund’s share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust’s Price Valuation Committee, established by the Trust’s Board of Directors.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

The Board has delegated day to day fair valuation of each Fund’s portfolio securities to the Adviser using methods approved by the Fund’s Board. BNY Mellon Investment Servicing (US) Inc., which acts as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for following the Funds’ fair valuation policies consistent with the Board approved methods. To assist with their responsibilities, the Adviser and/or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair Value Measurements: The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the value that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs reflect the assumptions market participants would use in valuing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management’s own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 —	quoted prices in active markets for identical investments

•	Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

40

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2015

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of June 30, 2015:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. REALTY SECURITIES FUND	June 30, 2015	Price	Inputs	Inputs
Investments in Securities*	$18,477,313	$18,477,313	$—	$—
Total	$18,477,313	$18,477,313	$—	$—

* See Schedule of Investments for industry sector breakouts.

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. INTERNATIONAL PROPERTY FUND	June 30, 2015	Price	Inputs	Inputs
Investments in Securities*	$47,675,501	$47,675,501	$—	$—
Total	$47,675,501	$47,675,501	$—	$—

* See Schedule of Investments for geographic and industry sector breakouts.

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. GLOBAL PROPERTY FUND	June 30, 2015	Price	Inputs	Inputs
Investments in Securities*	$31,944,317	$31,944,317	$—	$—
Total	$31,944,317	$31,944,317	$—	$—

* See Schedule of Investments for geographic and industry sector breakouts.

Transfers in and out of levels 1, 2 and 3 of the fair value hierarchy are recognized as of the beginning of the reporting period. For the year ended June 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Funds.

Foreign Currency Translation: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in securities.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

Foreign Income Taxes: The Funds may be subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. Some foreign countries may apply taxes retroactively. All taxes are computed in accordance

41

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2015

with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statements of Operations under net change in unrealized appreciation on investment securities.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes. The Fund’s unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day, if applicable.

Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund. The Fund’s expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day, if applicable.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains. The Fund’s investment income is allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day, if applicable.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

It is the policy of the Funds’ to pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs held by the Funds are generally composed of investment income, long-term capital gains, and return of capital, but the REITs do not report this information to the Funds until the following calendar year. At June 30, 2015, E.I.I. Realty Securities Fund and E.I.I. Global Property Fund estimated these amounts within the financial statements since the information is not available from the REITs until after E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s fiscal year-end. For the year ended June 30, 2015, the character of distributions paid to shareholders of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund disclosed within the Statements of Changes in Net Assets is based on the actual breakdown of distributions paid to the funds for the period July 1, 2014 to December 31, 2014 and estimates for the period January 1, 2015 through June 30, 2015. All estimates are based upon REIT information sources available to E.I.I. Realty Securities Fund and E.I.I. Global Property Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s fiscal year-ends. After calendar year-end, when E.I.I. Realty Securities Fund and E.I.I. Global Property Fund learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are

42

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2015

possibly re-characterized as return of capital and/or capital gain. After all applicable REITs have informed E.I.I. Realty Securities Fund and E.I.I. Global Property Fund of the actual breakdown of distributions paid to the funds during its fiscal year; estimates previously recorded are adjusted on the books of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund to reflect actual results. As a result, the composition of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund shareholders on IRS Form 1099DIV.

For the year ended June 30, 2015, permanent differences resulting primarily from foreign currency transactions, foreign gains tax, net operating losses, passive foreign investment companies and the utilization of earnings and profits on shareholder redemptions (a tax accounting practice known as equalization) were identified and reclassified among the components of the Funds’ net assets as follows:

		Increase/(Decrease)	Increase/(Decrease)
		Undistributed	Accumulated
	Increase/(Decrease)	Net Investment	Net Realized
Fund	Paid-in Capital	Income/(Loss)	Gain/(Loss)
E.I.I. Realty Securities Fund	$462,193	$(18,637)	$(443,556)
E.I.I. International Property Fund	—	41,183,911	(41,183,911)
E.I.I. Global Property Fund	55,505,611	18,519,242	(74,024,853)

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains.

Net investment income and net realized gains/(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

Federal Income Taxes: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expenses, respectively. As of June 30, 2015, management has evaluated the tax positions of each Fund, and has determined that there is no impact on the Fund’s financial statements.

Real Estate Securities Risk: The Funds investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. REITs are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Funds, including significantly reducing return to the Funds on their investment in such securities.

Foreign Issuer Risk: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. Investing in these foreign issuers involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments, which could adversely affect the value of such securities. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

43

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2015

Currency Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.  Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications: In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indemnification provisions and expect risk or loss thereunder to be remote. Therefore, the Funds have not accrued any liability in connection with these indemnification provisions.

C. Investment Advisory and Administrative Services:

Investment Advisory Fee

The Funds have entered into an Investment Advisory Agreement with EII Realty Securities, Inc. (the “Adviser” or “EII”) for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds’ average daily net assets.

Administration Fee

EII will also provide administrative services to the Funds. Under the Administrative Services Agreement, EII receives a fee payable monthly at an annual rate of 0.15% of the Funds’ average daily net assets. EII has entered into the Sub-Administration Agreement with BNY Mellon Investment Servicing (US Inc.) (“BNY Mellon”), under which EII pays BNY Mellon to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, BNY Mellon provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian and assistance in the preparation of the Trust’s registration statements under federal and state laws.

Transfer Agent Fee

BNY Mellon also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

Custody Fee

The Bank of New York Mellon serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

Trustees Fee

The Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets. The aggregate remuneration paid to the Trustees by the Funds during the year ended June 30, 2015 was $120,500.

Mr. Warren K. Greene retired as Independent Trustee of the Board effective February 24, 2015.

Distributor

Foreside Funds Distributors LLC is the Trust’s principal underwriter and acts as the Trust’s distributer in connection with the offering of Funds shares. The Distributor is not affiliated with the Trust, the Adviser or any other service provider for the Funds.

The E.I.I. Realty Securities Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a Distribution Plan) that allows the Fund to pay under a written agreement distribution fees for the sale and distribution of its Investor Class shares. Under the Distribution Plan, the Fund may pay a periodic distribution fee at an annual rate of up to 0.75% of average daily value of the Fund’s net assets attributable to the Investor Shares, or such lesser amounts as determined appropriate.

44

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2015

The E.I.I. Realty Securities Fund has also adopted a Shareholder Servicing Plan with respect to its Investor Class shares, where the Fund may pay a shareholder services fee of up to 0.25% of the average daily net assets of the Investor Class shares on an annualized basis.

Expense Limits and Fee Waiver

EII has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or absorb the expenses of the Funds (excluding certain investment related and extraordinary expenses, and acquired fund fees and expenses) to the extent necessary to limit the direct total annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average daily net assets for the Institutional Class Shares and 1.25% for the Investor Class Shares, and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Class Shares of each Fund. This expense limitation may not be amended or withdrawn until one year from the date of the Prospectus (October 28, 2014 for the Institutional Class Shares and January 20, 2015 for the Investor Class Shares and upon notice to shareholders). To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of or recoup a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitations stated above for the Funds. The total amount of fees waived and/or absorbed by the Adviser during the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the funds’ respective expense limitation, is as follows:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Fiscal Year ended 2015	$182,927	$362,294	$409,055
Fiscal Year ended 2014	105,396	—	—
Fiscal Year ended 2013	112,192	10,964	—
Total	$400,515	$373,258	$409,055

D. Investment Transactions:

For the year ended June 30, 2015, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Purchases	$20,447,330	$21,799,569	$44,898,607
Sales	25,618,146	883,730,582	1,234,068,575

E. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 was as follows:

	Distribution Paid in 2015		Distribution Paid in 2014
	Ordinary	Long-Term	Ordinary	Long-Term
Fund	Income*	Capital Gain	Income*	Capital Gain
E.I.I. Realty Securities Fund	$1,445,941	$1,553,645	$404,145	$2,612,544
E.I.I. International Property Fund	17,781,013	—	27,696,659	—
E.I.I. Global Property Fund	9,361,377	81,528,114	23,076,132	—
Total Taxable Distributions	$28,588,331	$83,081,759	$51,176,936	$2,612,544

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

45

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2015

F. Components of Distributable Earnings:

As of June 30, 2015, the components of accumulated earnings on a tax basis were as follows:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Undistributed ordinary income	$375,236	$192,085	$285,054
Undistributed capital gains	1,277,287	—	10,518,967
Unrealized appreciation (depreciation)*	1,705,969	(5,669,321)	8,768,109
Capital loss carryforwards	—	(168,376,363)	—
Late loss deferrals	—	(20,446,501)	—
Other temporary differences	—	—	(431,710)
Total accumulated earnings	$3,358,492	$(194,300,100)	$19,140,420

* The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of passive foreign investment companies (“PFIC”).

Accumulated capital losses represent net capital loss carryforwards as of June 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of June 30, 2015, no Fund had post-enactment capital loss carryforwards.

As of June 30, 2015, the Funds had pre-enactment net capital loss carryforwards available to offset possible future gains as follows:

Capital Loss
Fund	Carryforwards	Expiring In 2018	Expiring In 2019
E.I.I. Realty Securities Fund	$—	$—	$—
E.I.I. International Property Fund	(168,376,363)	(151,262,204)	(17,114,159)
E.I.I. Global Property Fund	—	—	—

During the fiscal year ended June 30, 2015, the E.I.I. International Property Fund and E.I.I. Global Property Fund utilized $109,852,200 and $20,701,786 of prior year capital loss carryforwards, respectively.

G. Late Year losses:

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and June 30 and late year ordinary losses ((i) ordinary losses between January 1 and June 30, and (ii) specified ordinary and currency losses between November 1 and June 30) as occurring on the first day of the following tax year. For the year ended June 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until July 1, 2015. For the fiscal year ended June 30, 2015 the Funds deferred to July 1, 2015 the following losses:

		Short-Term	Long-Term
	Late-Year Ordinary	Capital Loss	Capital Loss
Fund	Loss Deferral	Deferral	Deferral
E.I.I. Realty Securities Fund	$—	$—	$—
E.I.I. International Property Fund	—	—	(20,446,501)
E.I.I. Global Property Fund	—	—	—

46

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2015

H. Tax Cost of Securities:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at June 30, 2015 for each Fund were as follows:

Fund	Cost	Appreciation	(Depreciation)	Net
E.I.I. Realty Securities Fund	$16,771,344	$2,471,760	$(765,791)	$1,705,969
E.I.I. International Property Fund	53,306,387	3,778,977	(9,409,863)	(5,630,886)
E.I.I. Global Property Fund	23,166,146	14,604,531	(5,826,360)	8,778,171

I. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of E.I.I. Realty Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the three portfolios constituting E.I.I. Realty Securities Trust) (collectively, the “Funds”), as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting E.I.I. Realty Securities Trust at June 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 27, 2015

48

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited)

June 30, 2015

Tax Information

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amount of long term capital gains designated for the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund are $1,553,645, $0 and $81,528,114, respectively.

Of the distributions made by the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund, 1.84% and 8.11%, respectively, may qualify for the dividends received deduction available to corporate shareholders.

If a Fund meets the requirements of section 853 of the Internal Revenue Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the E.I.I. International Property Fund from sources within foreign countries and possessions of the United States is $0.8796 per share (representing a total of $2,779,452). The total amount of taxes paid to such countries is $0.6222 per share (representing a total of $1,966,048).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund, 1.41%, 49.03% and 100.00%, respectively, represent the amount of each distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. These figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

E.I.I. Realty Securities Trust Proxy Voting Guidelines

EII Realty Securities, Inc., the Funds’ Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC’s web site at www.sec.gov.

In addition, each Fund’s complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC’s website at www.sec.gov.

E.I.I. Realty Securities Trust Quarterly Reporting of Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Contract

The Board of Trustees (the “Trustees” or the “Board”), including the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended) (the “Independent Trustees”), of E.I.I. Realty Securities Trust (the “Trust”) considered the annual approval of the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) and the administration agreement (the “Administration Agreement”) between the Trust, on behalf of E.I.I. Realty Securities Fund (“RSF”), E.I.I. International Property Fund (“IPF”), E.I.I. Global Property Fund (“EGF”) (the “Funds”), and EII Realty Securities, Inc. (“EII” or the “Adviser”) (The Advisory and Administration Agreements together are referred to as the “Management Agreement.”).

The Board reviewed, considered and discussed the nature and extent of the investment advisory services provided by EII under the Advisory Agreement, including portfolio management, investment research and securities trading. The Trustees also reviewed and considered the nature and extent of the non-advisory, administrative services provided by EII under the Administration Agreement, including operations, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities, and EII’s oversight of the Trust’s sub-administrator. The Board also considered the Adviser’s investment in personnel and infrastructure that benefits the Funds. The Board considered that the Adviser serves other investment advisory clients and has

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experience overseeing service providers. The Board also compared the nature of the services provided by EII with similar services provided by non-affiliated advisers, as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of EII who provided the administrative and investment advisory services to the Funds. The Trustees determined that EII’s portfolio managers and key personnel were well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

The Board reviewed the performance of the Funds as presented by EII, and as shown in reports provided by Lipper compared to the performance of comparable funds selected by Lipper (the “performance peer group”). When considering a Fund’s performance, the Board and the Adviser placed emphasis on trends and longer-term returns (focusing on one-year, three-year, five-year and ten-year performance, as of March 31, 2015, or since inception, as applicable).

The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds. They also concluded that the overall quality of the advisory and administrative services was satisfactory.

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Funds and the total expense ratios of the Funds. They noted that: (i) with regard to the contractual management fee rates, IPF was below, EGF was equal to and RSF was higher than but close to the median management fee rates, respectively, for funds selected by Lipper (the “expense peer group”) that are managed by other advisers with investment strategies comparable to those of the Funds, as shown in the Lipper report for the Funds; (ii) IPF and EGF’s actual management fees were higher than but close to the median of the expense peer groups, while RSF’s actual management fee was below the median expense peer group; and (iii) RSF and IPF’s total expense ratios were below the median of the expense peer groups, while EGF’s total expense ratio was higher than but close to the median of the expense peer group. The Trustees concluded that the Funds’ total expense ratios and management fees were competitive with the expense peer groups, and that the structure of each Fund’s management fee schedule under the Management Agreement was appropriate and noted that it did not include any breakpoints, but that the Funds benefited from fee waivers and/or expense reimbursements.

The Trustees further considered the information concerning the costs incurred and profits realized by EII from its relationship with the Funds. The Board determined that its review and discussion of the analysis of the Adviser’s expenses and profitability provide support for decision regarding renewal of the agreements.

The Trustees considered whether EII was financially sound and had the resources necessary to perform its obligations under the Advisory and Administration Agreements. The Board concluded that EII had the financial resources necessary to fulfill its obligations under the Advisory and Administration Agreements. They also reviewed and considered the historical relationship between the Funds and EII, including the policies and procedures formulated and adopted by EII for managing each Fund’s operations and the Trustees’ confidence in the competence and integrity of the senior managers and key personnel of EII and that it was beneficial for the Funds to continue their relationship with EII.

The Board also considered the controls and procedures adopted and implemented by EII and monitored by the Trust’s Chief Compliance Officer and concluded that the conduct of business by EII indicated a good faith effort to adhere to high ethical standards in the conduct of the Fund’s business.

The Trustees did not identify any so called “fall out benefits” derived by EII from its relationship with the Funds although it did consider whether EII realized any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Funds and/or other clients managed by EII would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Funds. The Trustees recognized that the receipt of such research from brokers might reduce EII’s cost but concluded that the receipt of such research strengthens the investment management resources of EII, which might ultimately benefit the Funds in addition to other funds or clients of EII.

The Board unanimously concluded, after considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, that it would be in the best interest of each Fund and its shareholders to approve the renewal

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June 30, 2015

of the Advisory Agreement and the Administration Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the agreements.

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E.I.I. Realty Securities Trust

TRUSTEE AND OFFICERS INFORMATION

Information pertaining to the Trustees and Officers of the Company is set forth below. The mailing address of the Trustees and Officers is 640 Fifth Avenue, 8th Floor, New York, New York 10019. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (888) 323-8912.

Name, (Age), Address and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Disinterested Trustee*
Michael J. Abbott, 51 Independent Trustee	Trustee since February 2012	Executive Chairman, Columbia Care LLC, since 2014; Partner, Raptor Group Holdings, 2012-2014; Managing Director, Helios Advisors LLC, July 2011-2012; Cornell University Chief Investment Officer, 2010-2011; Robeco Sage, Chief Executive Officer, 2007- 2010.	3	Director, JSK Capital. (2011-2012)
Juan M. Meyer, 71 Independent Trustee	Trustee since December 2005	Senior Advisor, Genspring Family Offices, since February 2003; President, Eagle Capital International (family office), from February 1984 to February 2003.	3	None.
Glenn R. Mueller, 61 Chairman and Independent Trustee	Trustee since April 2014; Chairman since September 2014	Professor, Franklin L. Burns School of Real Estate and Construction Management, University of Denver since August 2006; Real Estate Investment Strategist, Dividend Capital Group since December 2005; Advisory Board Member, Arden Real Estate Group, since January 2015.	3	None.
Karin Shewer, 63 Independent Trustee	Trustee since November 2013	Chairman of the Board and Founding Shareholder, Real Estate Capital Partners since August 1989; Board member, Boston Financial Investment Management; Board member, Lakeside Workforce Housing.	3	None.
“Interested” Trustee[3]
Richard J. Adler, 68 Chief Executive Officer & President	Trustee since February 2012; President since May 2004	Senior Advisor, EII.	3	None.
Christian A. Lange, 76	Trustee since October 2003	Chief Executive Officer, EII Capital Management, Inc. (f/k/a European Investors Incorporated).	3	Director, E.I.I. Voyager U.S. Leaders Equity Company, Director of Amadeus Capital Vision PLC, Director of E.I.I. Real Estate Securities Advisors Limited.

*	Mr. Warren K. Greene retired as Independent Trustee of the Board effective February 24, 2015.

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Name, (Age), Address and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Officers
Richard J. Adler, 68	President since May 2004	Senior Advisor, EII.	3	N/A
Kathleen Heineken, 34	Secretary since September 2010	Compliance Assistant Vice President and Director of Mutual Fund Administration, EII since May 2007.	3	N/A
Michael J. Meagher, 53	Treasurer since May 2003; Chief Compliance Officer since October 2004	Managing Director, Chief Compliance Officer and Director of Mutual Funds, EII since March 2003.	3	N/A

1	Each Trustee and officer shall hold office until a successor shall have been elected and qualified, or for an indefinite term consistent with the Trust instrument.
2	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
3	Mr. Lange and Mr. Adler are considered to be “interested persons” (as defined by the 1940 Act) of the Trust because of their employment with the Adviser and/or an affiliate of the Adviser.

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Investment Adviser & Administrator	Legal Counsel
EII Realty Securities, Inc.	Kramer, Levin, Naftalis & Frankel LLP
640 Fifth Avenue 8th Floor	1177 Avenue of the Americas
New York, NY 10019	New York, NY 10036

Sub-Administrator	Independent Registered Public Accounting Firm
BNY Mellon Investment Servicing (US) Inc.	Ernst & Young LLP
4400 Computer Drive	5 Times Square
Westborough, MA 01581-5120	New York, NY 10036

Transfer Agent	Officers & Trustees
BNY Mellon Investment Servicing (US) Inc.	Richard J. Adler, President,
760 Moore Road	Chief Executive Officer & Trustee
King of Prussia, PA 19406	Kathleen Heineken, Secretary
Michael J. Meagher, Treasurer &
Custodian	Chief Compliance Officer
The Bank of New York Mellon	Karin Shewer, Independent Trustee
2 Hanson Place	Juan M. Meyer, Independent Trustee
Brooklyn, NY 11217	Christian A. Lange, Trustee
Michael J. Abbott, Independent Trustee
Distributor	Glenn R. Mueller, Independent
Foreside Funds Distributors LLC	Chairman & Trustee
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312
www.foreside.com

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Michael Abbott is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $112,163 in 2014 and $112,163 in 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,250 in 2014 and $9,250 in 2015. Fees are for the Form N-1A review.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the registrant’s federal, state and excise tax returns are $14,010 in 2014 and $14,010 in 2015.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $10,000 in 2014 and $10,000 in 2015. Fees are for the PFIC Analyzer.

(e)(1)	All pre-approvals described in paragraph (c)(7) of Rule 2-01 of Regulation S-X will be done by the Audit Committee on an ad hoc basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $29,260 in 2014 and $33,260 in 2015.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) EII Realty Securities Trust

By (Signature and Title)* /s/ Richard J. Adler

Richard J. Adler, Chief Executive Officer

(principal executive officer)

Date  9/3/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Richard J. Adler

Richard J. Adler, Chief Executive Officer

(principal executive officer)

Date  9/3/15

By (Signature and Title)* /s/ Michael J. Meagher

Michael J. Meagher, Treasurer

(principal financial officer)

Date  9/3/15

* Print the name and title of each signing officer under his or her signature.